Exhibit 10.1

Master OEM Purchase and Sales Agreement

PREAMBLE

This MASTER OEM PURCHASE AND SALE AGREEMENT (this “Agreement”) is entered into as of July  19, 2010 (the “Effective Date”) by and among GENBAND US LLC, a Delaware limited liability company (“GENBAND LLC”) and GENBAND Ireland Ltd., a company organized under the laws of the Republic of Ireland (GENBAND Ireland, and collectively with GENBAND LLC, “GENBAND”), and Procera Networks, Inc., a Nevada corporation acting on behalf of its Affiliates (“Supplier”).  Individually each may be referred to as a “Party” and collectively as the “Parties”.  GENBAND US LLC will be the purchasing entity for products, licenses, and services within the US (and certain Caribbean countries) and GENBAND Ireland Ltd. will be the purchasing entity for products, licenses, and services in any other location.

Definitions

“Affiliate” means, (i) as to a Person, any other Person that, directly or indirectly, is controlled by, is under common control with or controls such Person, but only as long as such control exists, or (ii) a Manufacturing Licensee. For this purpose, “control” means the possession, direct or indirect, of the power to direct or cause the direction of management or policies of such Person, whether through voting securities, by contract or otherwise. Control is presumed if a Person owns at least 50% of the outstanding voting or equity securities of the Person in question.

“Backward Compatible” or “Backward Compatibility” means, with respect to any Update or Upgrade, that each Update or Upgrade will support all the interfaces available in its predecessor and the behaviour of these interfaces will remain (i) unchanged in any material respect, and (ii) without any functional degradation.  Interfaces may only be retired through a deprecation process whereby an interface to be retired will be clearly flagged as deprecated for an entire Upgrade, including all Updates to such Upgrade, before this interface can actually be withdrawn from Software.

“Change in Control” means the acquisition by an entity of: (a) the legal or record, beneficial or equitable ownership, directly or indirectly, of more than 50% or more of the capital stock (or ownership interest, if not a corporation), or (b) the direct or indirect possession of the power to direct or cause the direction of the management and policies, whether through the ownership of voting securities, by contract, management agreement or otherwise.

“Confidential Information” means information disclosed by GENBAND, any GENBAND Affiliate or Supplier to the other party that is designated at the time of disclosure as confidential (or like designation), is disclosed in circumstances of confidence, or would be understood by the receiving party, exercising reasonable business judgment, to be confidential.  Confidential Information shall include, without limitation, the terms and conditions of this Agreement.  Regardless of whether marked or designated as such at the time of disclosure, Supplier’s Source Code is Supplier Confidential Information.

“days” means calendar days unless “business days” are otherwise specified, in which case business days shall mean the customary business days applicable to the party having the obligation affected by the period of time.

“Delivery Date” means the date specified in the P.O. for delivering Products [*] to the Delivery Location.

“Delivery Location” means the delivery location(s) set out in the applicable Purchase Order.

“Development Agreement” means that Master Development Services Agreement in Exhibit H, between the Parties whereunder Supplier may provide development services to GENBAND under mutually-agreed Statements of Work.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Distributor” means a third party that has a written agreement with GENBAND, a GENBAND Affiliate, or another Distributor to lease, sell, sublicense or otherwise distribute Solutions.

“Documentation” means all descriptions, planning guides, operations manuals, installation manuals, and maintenance manuals generally provided by Supplier to its customers to facilitate the customers’ installation, use, and maintenance of the Products.

“End User” means a licensee or purchaser of GENBAND’s Solutions.

“End User License(s)” means an agreement containing the terms and conditions on which GENBAND licenses its own or a third-party supplier’s (including the Supplier) proprietary software.

[*] by the GENBAND Purchasing Entity), as set out under the International Chamber of Commerce document, INCOTERMS 2000, as amended or updated from time to time.

“Field-Replaceable Unit” or “FRU” means replacement parts, sub-assemblies, circuit cards, modules and other electronic and mechanical assemblies that may be replaced without moving the applicable Product from its then-current location (e.g., an end-user location).

“GENBAND Purchasing Entity” means GENBAND or any GENBAND Affiliate which, pursuant to Section 1, issues a Purchase Order under this Agreement.

“Hardware” means the hardware Products listed in Exhibit A or ordered pursuant to this Agreement.

“Intellectual Property Rights” means patents, utility models, copyrights, industrial design rights, semiconductor topography rights, trademark rights and rights on other commercial signs, statutory trade secret protection and any similar intellectual property rights including applications for same.

“Manufacturing Licensee” means a third party that has a written agreement with GENBAND allowing the third party to manufacture or integrate GENBAND’s products for GENBAND and/or GENBAND customers.

“Market” or “Marketing” means any activities of GENBAND, GENBAND Affiliates and their respective Distributors to support sales of Solutions or to create a demand for Solutions, including, but not limited to, conducting in a live environment, which may be production and/or revenue-generating for GENBAND, any test, analysis, study, review or demonstration of the Software and/or Solution for the purpose of determining the capabilities, operations, and/or functionality of the Products and/or its fitness or suitability for any purpose.

“Marketing Materials” means Supplier-provided materials regarding the Products, including, without limitation, sales and technical presentations, data sheets, case studies, sales guides, FAQ’s, application notes and white papers.

“Object Code” means the Source Code compiled into a machine-readable form.

“Online Help” means topic, procedural or reference information delivered through computer software. It is a form of user assistance. Most Online Help is designed to give assistance in the use of a software application or operating system, but can also be used to present information on a broad range of subjects. When Online Help is linked to the state of application (what user is doing), it's called context-sensitive Help.

“Open Source Software” means software for which the Source Code is (a) in the public domain or (b) distributed under an open-source license including the Apache Software License, BSD license, GNU General Public License, GNU Lesser General Public. License, MIT License, Eclipse Public License, Common Public License and Mozilla Public License or any similar license.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, organization, trust, governmental authority or other entity.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Personal Data” shall mean data which Supplier receives from GENBAND or any GENBAND Affiliate and which relates to or is capable of identifying any person.

“Price(s)” means the prices and rates for the Products and services set out in Exhibit A.

“Product(s)” means all existing Supplier products (whether developed solely by Supplier or in cooperation with GENBAND).  A non-exclusive list of Products and the associated Prices is attached hereto on Exhibit A (as may be updated from time to time to reflect Supplier’s then-current product offerings).  “Products” include related Product Documentation and FRUs, and any other products delivered in order to utilize the full functionality of the Products as described in the Documentation.  The Parties hereby acknowledge and agree that [*], shall be included herein as a “Product” and added to Exhibit A upon its [*]. Future products with [*], upon [*], shall at GENBAND’s discretion, be added to .Exhibit A and be defined as “Product(s)”, subject to agreement between the parties on [*].

“Purchase Order” or “P.O.” means any order issued under this Agreement by a GENBAND Purchasing Entity for the purchase of Products.

“Security Vulnerability” has the meaning set out in Exhibit C.

“Signature Update” means any of Supplier’s periodic updates to Supplier’s DRDL (data recognition definition language) signature database.

“Software” means the software products embedded in the Products or listed separately in Exhibit A, under whatever name, and shall include Documentation, Updates, Upgrades, and third party software components incorporated into or bundled with such software products.

“Solution” means any product or service of GENBAND, including any enhancement, replacement, modification or evolution of such Solution, in which products are integrated, embedded or executed.

“Source Code” means the human readable form of a computer program from which it is possible to discern the logic, algorithms, internal structure, operating features, and any other design characteristics of such computer program as well as any proprietary tools, build files, scripts, and test procedures in Supplier’s possession used to extend, test, maintain and support the Product in its source code form (including any updates with respect thereto) and to transform the Product in its Source Code form to executable Object Code.

“Specifications” means the functionality, operating characteristics and performance criteria as set out in the applicable Product Documentation.

“Support Schedule” means the Supplier’s technical support obligations set forth on Exhibit D.

“Tax” means foreign, federal, state, provincial and local (i.e., sales, use, excise, value-added, goods and services) taxes with respect to GENBAND’s purchases under this Agreement, but excluding withholding taxes.

“Technical Support” means the technical support services to be provided by Supplier pursuant to the Support Agreement of even date herewith.

“Term” means the period of time during which this Agreement is in full force and effect, as provided for in Section 2, below.

“Update(s)” means any changes to the Software, including bug fixes and maintenance modifications, that improve, enhance, add minor functionality, or improve performance.  Updates expressly include Signature Updates.  Updates shall be Backward Compatible to previous Updates to the current Upgrade.  A change in the version number's right-most digit (e.g. from X.1 to X.2) denotes an Update.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Upgrade(s)” means any changes to the Software that result in significant functionality changes or additions.  Upgrades shall be [*].  A change in the number left of the decimal point in the version number (e.g. from 1.X to 2.X) denotes an Upgrade.

1.	Parties Authorized to Participate Under Agreement

a)
GENBAND and any GENBAND Affiliate are authorized to purchase Products from Supplier under this Agreement, and each Purchase Order issued thereby (and accepted by Supplier in accordance with Section 6.d) will create contractual rights and obligations under this Agreement solely between such issuing party and Supplier.  In the event a GENBAND Affiliate issues a Purchase Order, such Purchase Order shall expressly confirm the Affiliate’s agreement to be bound by all provisions of this Agreement.

b)
Supplier may use subcontractors to fulfill its obligations under this Agreement.  [*] by Supplier as of the Effective Date, and Supplier agrees to promptly notify GENBAND of any changes to [*] subcontractors.  Supplier shall remain responsible to GENBAND under this Agreement, including for services provided by subcontractors and contractors, as applicable.

2.	Termination; Purchasing Models

a)
This Agreement will be in effect for 5 years from the Effective Date or until GENBAND terminates the Agreement for its convenience upon 30 days’ written notice to Supplier.  In the event GENBAND terminates for its convenience in any given calendar year, GENBAND shall pay Supplier a termination fee in an amount equal to (i) the Yearly Commitment (as calculated in Section 6(a)) applicable to the then-current current calendar year (if any) minus (ii) any Product purchases made by GENBAND under this Agreement in respect of such calendar year; provided, however, that no termination fee shall be due beginning calendar year 2013. At the conclusion of the initial 5-year term, this Agreement shall automatically renew for successive 1-year terms unless either Party provides written notice of non-renewal to the other Party no later than 90 days prior to the end of the then-current Term.  If applicable, GENBAND will pay for services and Products that were provided prior and/or in connection with termination and have been accepted by GENBAND.

b)
Either Party may terminate this Agreement in the event that the other Party is in material breach of its obligations under the Agreement, and the breaching Party has not remedied the breach within sixty (60) days after written notice of breach from the non-breaching Party.  In the event that GENBAND terminates this Agreement pursuant to this section, then GENBAND’s obligations under Section 6(a) shall terminate as well.

c)
Supplier may terminate this Agreement in the event that GENBAND (or an Affiliate) acquires or is acquired by a competitor of Supplier related to the Products.  GENBAND or the Affiliate shall provide prompt written notice to Supplier of its intention to acquire or be acquired by a competitor of Supplier, and Supplier shall have fifteen (15) days from receipt of such notice in which to exercise its right to terminate by delivering a written notice of termination to GENBAND.  Termination shall be effective immediately upon receipt of notice from Supplier.  For purposes of this provision, “acquire” or “be acquired” shall refer to a merger, asset purchase or any similar or related corporate transaction as a result of which GENBAND or an Affiliate controls or is controlled by the third party to such transaction.

d)	After this Agreement terminates for any reason other than GENBAND’s breach, in addition to those rights and obligations that survive such termination:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

i)
Supplier will allow GENBAND (1) to obtain Product support and maintenance from Supplier (including Updates) for paid-for Products, and (2) to provide support and maintenance to GENBAND, GENBAND’s customers and their end-user customers for a period of [*] following the date upon which such termination is effective.  Further, upon payment of Supplier’s then applicable training fees, Supplier will provide GENBAND with training for GENBAND to carry out the post-termination support and maintenance, including, but not limited to, troubleshooting guides, technical bulletins, notification of known Product issues, and training and access to advanced troubleshooting tools and knowledge management systems for the life of the Products.  In that regard Supplier grants GENBAND a worldwide, non-exclusive, irrevocable, royalty free, fully paid up license to use the described guides and related tools.

ii)
Following the effective date of termination or expiration of this Agreement, Supplier shall continue to fulfill non-cancellable Purchase Orders issued prior to such date, provided that applicable GENBAND Purchasing Entity specifies a scheduled delivery date within 180 days from the effective date of termination or expiration.

iii)	GENBAND shall have the right to use the Source Code to support any Derivatives (defined below 3(d)(iv)) that have been licensed to GENBAND’s customers for a period of ten (10) years.

e)
During the term of this Agreement, the Parties anticipate that each Product purchased by GENBAND (and the corresponding purchasing process) to occur pursuant to one of the three models described below (each, a “Model”); provided, that (1) GENBAND, in its sole discretion, may re-designate the Model to be used for subsequent purchases of a Product during the term, and (2) the Parties may mutually agree to diverge from the Models as necessary during the term.  Beginning on the Effective Date, all Products purchased by GENBAND will occur pursuant to Model 1.

i)
Model 1: Supplier will provide the Product as a complete solution (i.e., both Supplier-provided Hardware and Software), pursuant to the Purchase Order process described in Section 6 and the pricing terms specified in Exhibit A.

ii)
Model 2: Supplier will provide (1) the Product as Software pursuant to the Purchase Order process described in Section 6 and the pricing terms specified on Exhibit A, and (2) the generally available applicable Hardware Specifications and related support reasonably necessary for GENBAND to procure the Hardware upon which the Supplier-provided Software will run, including without limitation, providing GENBAND with access at no additional cost to applicable hardware manufacturing processes and installation configurations (subject in each case to applicable Supplier confidentiality obligations).  Further, Supplier will use commercially reasonable efforts to assist GENBAND in initiating and conducting discussions with Supplier’s hardware manufacturers for purposes of enabling Model 2.  Prior to the purchase of any Products pursuant to Model 2, the Parties shall negotiate in good faith any amendments to this Agreement (other than amendments to Exhibit A) as necessary to implement the foregoing process.

iii)
Model 3: Supplier will provide such services as the Parties agree (and upon mutually agreed terms) to integrate (or assist GENBAND with integrating) a Software Product with GENBAND-specified Hardware.  Prior to the purchase of any Products pursuant to Model 3, the Parties shall negotiate in good faith any amendments to this Agreement (other than amendments to Exhibit A) or an alternate definitive agreement as necessary to implement the foregoing process.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.	Grant of Rights

a)
Supplier represents that it has all rights necessary to enter into and perform its obligations under this Agreement, including all Intellectual Property Rights necessary to grant the licenses granted under this Section.  GENBAND acknowledges and understands that while Supplier confirms that it is unaware of any third party patent claims, Supplier is not making any affirmative representation relating to any such third party patent claims.  Supplier confirms that in the event of a third party patent claim, such claim would constitute an Infringement Claim, as defined in Section 16.c, and that Supplier would indemnify GENBAND with respect to any such claim as provided in Section 16.c.  Supplier acknowledges that GENBAND shall be a third party beneficiary of any Intellectual Property Rights that may have been granted to Supplier by its third party supplier(s) of hardware, including any rights to indemnification. .

b)
Supplier hereby grants to GENBAND and the GENBAND Affiliates a non-exclusive, worldwide, non-assignable (subject to Section 20.f) license to, directly or indirectly through Subsidiaries, Affiliates and/or distributors, (i) Market, distribute, sell, have sold and resell the Products under either Supplier’s or GENBAND’s name and branding, (ii) integrate the Products with Solutions and Market, distribute, sell, have sold and resell such Solutions and (iii) conduct internal research and development with the Products; provided, however, that GENBAND’s right to Market, distribute, sell, have sold and resell the Products under GENBAND’s name and branding shall be exclusive to GENBAND.

c)	Unless otherwise agreed in writing by the Parties, Supplier represents that Supplier and/or Supplier’s licensors own (s) the Software licensed to GENBAND under this Agreement.

d)
In addition to the rights granted in paragraph (b) above, Supplier grants to GENBAND and the GENBAND Affiliates, under all of Supplier’s applicable Intellectual Property Rights, a non-exclusive, worldwide license to:

i)	use, copy, and internally distribute the Software;

ii)	use, copy, and distribute the Software in Object Code format to Market the Solutions;

iii)
copy, distribute, and sublicense the Software in Object Code format to End Users, pursuant to End User Licenses and solely for use in association with Solutions, the rights to (a) use, copy and distribute, and (b) grant customers of End Users such licenses required to enable such customers to use the Software;

iv)
 use, copy, internally distribute, make, develop and create derivative works of the Software’s Source Code for the purposes of  adapting, modifying and customizing the Products (“Derivatives”), provided that GENBAND shall not make such Source Code or the Source Code to the Derivatives available to End Users except as provided in Section 14.d;

(1)	Additional Requirements Relating to Supplier’s Source Code.

a.
Within thirty (30) days of the Effective Date or as soon thereafter as is reasonably practicable, but in no event before execution of the amendment to Exhibit I of this Agreement as referred to therein, Supplier shall provide to GENBAND the Source Code for its Products pursuant to the processes set forth in Exhibit I, subject to any restrictions on its legal right to do so with respect to any third party code in the Source Code.  In the event that there are such third party restrictions, then Supplier will use reasonable commercial efforts to facilitate the engagement of such third parties by GENBAND and Supplier so that GENBAND can get access to such third party Source Code and further rights consistent with the provisions of this section.  In the event that Supplier is not able to provide the Sourced Code within thirty (30) days as set forth above, Supplier shall provide GENBAND within two (2) days of the end of such thirty (30) day period with a detailed plan for providing the Source Code within sixty (60) days of the Effective Date.  Furthermore, Supplier shall provide all Source Code Updates and Upgrades to GENBAND within fifteen (15) days of their completion by Supplier and integration into Updates or Upgrades to the Products and released by Supplier to its customers in Object Code format;

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

b.
Prior to GENBAND modifying the Source Code to create a Derivative, GENBAND will use commercially reasonable efforts to consult with Supplier, which may include providing a description of the Derivative to be created by GENBAND.  In the event that GENBAND does so consult with Supplier pursuant to the preceding sentence  with comments on GENBAND’s intended modification and use of the Source Code, Supplier shall be given a reasonable opportunity (not to exceed fifteen (15) days) to commit to incorporating GENBAND’s intended changes into Supplier’s standard Product or, in Supplier’s discretion, agree to enter into a SOW pursuant to Exhibit H under which Supplier would create the Derivative on GENBAND’s behalf pursuant to a Statement of Work (“SOW”).  GENBAND shall not be bound to accept any proposal made by Supplier to develop a Derivative;

c.
In the event that GENBAND does create a Derivative, the warranties, indemnities, support, and maintenance from Supplier under this Agreement will only extend to the original portions of the Source Code in the Derivatives, and GENBAND shall be solely responsible for supporting, maintaining and enhancing any Derivatives created by or on behalf of GENBAND; and

d.	License fees for any GENBAND Derivative shall be [*]; provided, however, such license fees shall be [*]. For the avoidance of doubt, in the event that [*], GENBAND will only be responsible for [*].

e.	Unless otherwise specifically agreed in writing by the parties, GENBAND will own IPR developed by GENBAND in the creation of a Derivative.

f.	Supplier’s Signature Source Code;

(a)
Within thirty (30) days of the Effective Date, Supplier will provide to GENBAND its Source Code to the Signature Updates (“Signature Source Code”), including the complete source for the signature database, and any existing APIs, compilers, Tools and documentation and other written material associated with signature creation in which Supplier has rights.  Additionally, Supplier will provide to GENBAND any additional or updated information and code for the Signature Source Code in its possession within thirty (30) days of a request by GENBAND.  Notwithstanding the foregoing, GENBAND acknowledges and agrees that Supplier shall have no obligation to provide training or other technical support with respect or relating to Signature Updates or Signature Source Code creation; and

(b)
GENBAND represents and warrants that GENBAND shall not commercially develop and sell any signatures to its End Users for Products, unless and until it has given Supplier a reasonable commercial opportunity to develop such signatures required by GENBAND; provided, however, that for the portion of the Derivatives created by or on behalf of GENBAND, GENBAND shall be allowed to independently develop signature products.  If upon GENBAND’s request, which request Supplier shall [*], within a reasonable time frame, [*] necessary to develop the requested Signature Updates, then GENBAND shall be granted the right to create its own signatures for Products.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)	Any GENBAND-created Signatures, whether for Product or a Derivative, may be [*].

v)	sublicense to Distributors pursuant to written agreements, the rights granted to GENBAND in this subsection 3.d;

vi)	grant remote access to the Software to its permitted sublicensees from GENBAND’s facilities; and

vii)
use, copy, modify, and distribute all interfaces associated with the Products in order to ensure interoperability between the Products and products of GENBAND or third parties; provided, however, that GENBAND [*], all of which interfaces are identified in Exhibit A, as amended from time to time.

As required by GENBAND, Distributors and/or contractors may remotely access the Software licensed or sublicensed to them.

e)
All Solutions distributed to the U.S. Government will contain notices required by then-current United States government regulations.  The label on Run-Time Software distributed by GENBAND will either be the same as on the original Software media or substantially similar to the following: “Copyright "YEAR" GENBAND and its licensors.  All Rights Reserved.”

f)
Subject to each Party’s obligations under the confidentiality provisions herein, nothing in this Agreement shall be interpreted or construed to limit either Party's right to perform or to continue to perform its own independent research, development, manufacturing or marketing of any type of software even if such research, development, manufacturing or marketing pertains to technology or software similar to the Software licensed hereunder, provided the Party developing or having developed such software does so independently and without use or reference to the Source Code owned by the other Party; provided, however, such limitations are not applicable to the creation of Derivatives by GENBAND.

g)
Supplier shall provide, reasonably promptly upon request, [*], all interface specifications, tools, scripts, documentation, Source Code and other information in Supplier’s possession that are reasonably required by GENBAND to exercise its rights under sections 3.d) iv) and vii).

4.	Security of Supply Chain

a)
Supplier shall notify GENBAND of all planned major changes, including Upgrades to the Software, via the issuance of a product change notice (a “PCN”).  If the PCN concerns the manufacturing discontinuance of a Product, Supplier will give GENBAND [*] notice of intent to manufacture discontinue (“MD”) a Product.  Supplier will accept all P.O.'s for Products issued by GENBAND during the MD notice period and shipments of such P.O.'s may be scheduled for a period not to exceed [*] notice period.

b)
In the event Supplier (A) becomes insolvent or bankrupt or otherwise ceases to conduct business in the ordinary course, (B) refuses and continues to refuse after receipt of notice from GENBAND to provide Product support in accordance with its obligations under this Agreement or (C) experiences a Business Interruption Event lasting longer than [*] (each, a “Supply Failure”), Supplier shall promptly do the following upon request, to the extent permitted by applicable law, and in all events consistent with the provisions of this Agreement and GENBAND’s performance of its obligations hereunder:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

i)
Grant to GENBAND an irrevocable, non-exclusive, worldwide license to make, have made, extend, have extended, test, sell, maintain and support the Product to the extent necessary to permit GENBAND to comply with its obligations to sell the Product to its customers and maintain and support the Product for the benefit of those customers;

ii)
Use reasonable commercial efforts to obtain for GENBAND any rights held by third parties required to permit GENBAND to make, have made, test, sell, maintain and support the Product to the extent necessary to permit GENBAND to comply with its obligations to sell the Product to its customers and maintain and support the Product for the benefit of those customers;

iii)	Make available to GENBAND (or a third-party manufacturer designated by GENBAND) any unique equipment held by Supplier to make, test, maintain and support the Product; and

iv)
Otherwise cooperate with GENBAND to transition the making, testing, installation, integration, maintenance and technical support of the Product to GENBAND (or a third-party manufacturer designated by GENBAND).

In connection with GENBAND’s exercise of its rights pursuant to this paragraph (c) above, GENBAND will continue to perform its obligations to Supplier under this Agreement, including, without limitation, payment obligations; provided, however, that GENBAND may setoff against any such payment obligations any costs or expenses (including internal costs, out-of-pocket costs, and penalties paid to third parties, all of which costs and penalties shall be documented to Supplier’s reasonable satisfaction) proximately caused by (i) the occurrence of the Supply Failure or (ii) GENBAND’s exercise of its rights pursuant to this paragraph (c).

c)
Supplier will attempt to ensure availability of Product for a minimum period of [*] from the date of Supplier’s GA of such Product (“Full Product Life Cycle”).  Supplier will provide GENBAND with an updated Supplier’s hardware product roadmap [*].  In the event Supplier (or its manufacturer) discontinues a Product prior to the conclusion of the applicable Full Product Life Cycle (“Early Product Discontinuance”), Supplier will promptly notify GENBAND of such Early Product Discontinuance, and upon GENBAND’s request, Supplier will use reasonable commercial efforts to procure a replacement Product that continues to meet fit, form and functional capabilities of the discontinued Products (“Replacement Products”).  Furthermore, if GENBAND notifies Supplier of its continuing obligations to third parties to supply Products subject to an Early Product Discontinuance set of commercial terms, such Replacement Products shall be provided by Supplier upon the same terms and conditions (including pricing) as applicable to the discontinued Products for the remaining term of GENBAND’s obligation.

5.	Quality & New Products Requirements

a)	Supplier will comply with GENBAND’s security requirements as set out in Exhibit C and GENBAND’s quality standards as set forth in Exhibit F.

b)
Within [*] of discovery of a i) defect in design or manufacturing of Products, ii) malfunction of Products or of Supplier’s similar products, iii) failure of the Products to conform to the Specifications, or iv) Product being used in combination with other product(s) or services, causing a disruption in related end-user services, and that, in each case, is likely to have a material adverse effect on GENBAND’s or its End User’s use of the Product, Supplier will notify GENBAND of the discovery.  Supplier will remedy i) through iv) (to the extent the use is not contrary to the design Specifications) under the warranties set out in Section 12.  Supplier shall send such notification in writing to the applicable GENBAND technical support and product management groups, using technical bulletins, product change notifications, or Security Vulnerability notifications.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

c)
GENBAND may request changes to the Specifications and Supplier in its sole and reasonable discretion may comply or may refuse to comply with such a request.  The parties will amend Exhibit A to include the description and Price for any changed Product.

d)	For the purpose of evaluating new products introduced by Supplier, if requested by GENBAND and, for Software, [*] to GENBAND, and for Hardware, at Supplier’s [*], Supplier will provide GENBAND with:

i)	reasonable number of products for GENBAND to verify to its reasonable satisfaction that a Supplier product meets its specifications; and

ii)	[*].

e)
As requested by GENBAND or any GENBAND Affiliate, Supplier shall provide to GENBAND or such Affiliate a reasonable number of Hardware Products [*] pricing as specified in Exhibit A, and Software [*] to be (i) used by GENBAND or such Affiliate for research and development under the rights granted thereto in Section 3(d)(iv), internal testing, marketing, demonstration or support purposes, or (ii) provided by GENBAND or such Affiliate to Distributors or End Users solely for demonstration and sale trial purposes with full functionality enabled for the Term, provided, however, that use of Software may be limited to [*] license terms with an [*] renewal term unless notice of termination is given by Supplier at least [*] days prior to the end of the initial [*] term. Upon Supplier’s request, GENBAND will provide Supplier with such information as reasonably required to confirm that Products used for demonstration purposes have not been converted to production use (including current location and use for each unit).  To the extent that GENBAND’s responses to Supplier’s requests as set forth in the prior sentence are not reasonably satisfactory to Supplier, Supplier shall have the right to conduct audits as set forth below in Section 10 e).  Products purchased by GENBAND [*] will be subject to such warranty terms as Supplier receives from its suppliers, and Supplier agrees to cooperate with GENBAND to ensure GENBAND receives the benefit of such warranties.

f)
Supplier represents and warrants to GENBAND that Supplier will work during the Term to adopt a Quality Management System (QMS) designed to make progress towards achieving one of more of the following certifications (or otherwise to implement processes consistent with the goals of the following certifications): CMMI, TL9000 or ISO 9001:2000 certification, or equivalent.  Further, Supplier agrees to comply with the following Software quality management terms:

i)	Upon request by GENBAND, Supplier will provide a copy of Supplier’s QMS documentation, and/or evidence of any certifications and associated internal audit results that may be in Supplier’s possession.

ii)
Supplier shall include manual and automated (“Flexelint” or equivalent) code inspections as part of its software realization process to the extent reasonably practicable without disruption to Supplier’s current development and release processes.

iii)	GENBAND reserves the right to require (a) self-assessments by Supplier of its CMS, or (b) an assessment by a GENBAND representative, such assessment to be made at GENBAND’s sole expense.

iv)
Upon request by GENBAND, Supplier will attend Quality Review Meetings to analyze the number of Problem Reports associated with Software (Software Quality Metric or SQM).  The SQM will be measured in each of the subsystems of Software and will apply only to Software that has reached its “generally available” or equivalent milestone and has been accepted by GENBAND as a final deliverable.  If the Problem count is mutually agreed to be too high in any Software subsystem, on either a quarterly or cumulative basis, Supplier will deliver within a mutually agreed period a plan for a robustness program to alleviate the root cause of the high Problem count. This plan would be expected to identify, as a minimum, the areas of Software that are the top contributors to the high Problem count, the preliminary root cause analysis for each of these areas, the proposed approach to improve the SQM, the predicted impact on the SQM, the scope of work involved and a schedule.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

v)	When attending Quality Review Meetings, Supplier shall also provide such information as is mutually agreed, including by way of example only:

(1)
A graph showing, by Problem Severity level, the arrival rate of Problems (number of Problems raised), broken down by month for the previous 12 months and including projected rates extending twelve (12) months in the future.

(2)
A graph showing, by Problem Severity level, the closure rate of Problems (number of Problems closed), broken down by month for the previous 12 months and including projected rates extending twelve (12) months in the future.

(3)
A graph showing, by Problem Severity level, the cumulative number of Problems raised and the cumulative number of Problems Closed, broken down by month for the previous 12 months and including projected rates extending twelve (12) months in the future.

(4)	A graph showing the total number of unresolved Problems at the end of each of the previous 12 months and including projected rates extending twelve (12) months in the future

(5)	A graph showing the distribution of Resolution Time for all resolved Problems in the previous 12 months, broken down by Problem Severity level.

(6)	A report showing, by Problem Severity level:

(1)	the Resolution Time for each resolved Problem;

(2)	the average Resolution Time;

(3)	the percentage of Problems which have been resolved within the Resolution Time specified in the Responsiveness table of Exhibit D; and

(4)	for each unresolved Problem, the time elapsed since the Problem was first reported to Supplier.

6.	Ordering

a)
In or at its discretion, a GENBAND Purchasing Entity may issue a Purchase Order. Notwithstanding the foregoing, by entering into this Agreement, GENBAND agrees that it will pay no less than (i) $[*] to Supplier in calendar year 2010  (ii) $[*] to Supplier in calendar year 2011, and (iii) $[*] to Supplier in calendar year 2012 for the irrevocable purchase of Products (each, the “Yearly Commitment”).  Within thirty (30) days after the end of any calendar year, if GENBAND has made Product purchases in respect of such concluded calendar year in an amount less than the applicable Yearly Commitment, GENBAND will purchase and Supplier will provide pre-paid Software Royalties Licenses for the difference between the applicable Yearly Commitment and the amount previously paid by GENBAND to Supplier for purchases of Products in respect of such concluded calendar year; provided, however, that (1) Product purchases in respect of a calendar year that exceed the applicable year’s Yearly Commitment shall decrement the immediately following calendar year’s Yearly Commitment on a dollar-for-dollar basis; and (2) if, for the calendar year 2012, GENBAND does not (or is not reasonably likely to) fulfill the applicable Yearly Commitment, then GENBAND’s opportunity to fulfill such Yearly Commitment obligation shall be automatically extended into the first three (3) months of 2013.  Prior to the end of each calendar year, Supplier will deliver to GENBAND the Software relating to any pre-paid Software Royalties Licenses purchased by GENBAND in fulfillment of any Yearly Commitment, and during the following six (6) months, GENBAND shall have the option to substitute any such Software for the subsequent purchase of any of Supplier’s other Products that were generally available as of the end of such prior year and had previously been delivered by Supplier to GENBAND.  For purposes of determining the amounts previously paid to Supplier, GENBAND’s payments for hardware for demonstration or development purposes or otherwise [*], shall not be included. For the avoidance of doubt, purchases of the [*], as well as other Supplier Product evolutions affording capacity and performance improvements with largely the same functional capabilities as Supplier’s current Products shall contribute to the Yearly Commitment as specified above.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

b)
P.O. terms and conditions, as well as terms and conditions in Supplier’s order acceptance or acknowledgement form, will be for administrative purposes only and invalid to the extent they conflict with this Agreement or purport to amend this Agreement.

c)
If a GENBAND Purchasing Entity issues forecasts of expected orders in the form of “blanket purchase orders,” such documents shall be nonbinding forecasts only and are not Purchase Orders.  Notwithstanding the foregoing, documents that meet the definition of Purchase Orders under this Agreement (e.g., “releases” issued with reference to a blanket purchase order) shall nonetheless continue to be treated as Purchase Orders.

d)
Supplier will accept P.O.s that comply with the terms of this Agreement and Supplier will acknowledge such acceptance in writing within [*] business days from its receipt from the GENBAND Purchasing Entity.

e)
A GENBAND Purchasing Entity may cancel all or part of a P.O., by written notice to Supplier at any time prior to the scheduled Delivery Date; provided, that (i) the cancellation fee assessed by Supplier shall [*] (ii) Supplier shall [*].  Supplier shall use good faith commercially reasonable efforts to mitigate any [*] in connection with such cancellation.

f)
If a purchase order issued by a GENBAND Purchasing Entity to Supplier for Supplier’s products (i.e., products other than those included under “Products”) refers to this Agreement, any such purchase orders will be deemed to have been issued pursuant to this Agreement.

g)	With respect to Software distributed and relicensed by GENBAND pursuant to Model 2 or Model 3:

i)
GENBAND will have the right to distribute the Supplier Software without a per-instance notification to Supplier (“Royalty Payment Method”).  Within [*] working days after the end of each calendar quarter, GENBAND shall deliver a report that summarizes all distributions of the Supplier Software that occurred during the quarter and thereafter pay Supplier the cumulative license fees, as specified in Exhibit A, for each of those distributions within [*] of each such calendar quarter.  In addition, upon GENBAND’s request, GENBAND may order the Software by providing Supplier with a purchase order specifying the items, quantity, the applicable fees and method of delivery.

ii)	Supplier shall deliver Software electronically to GENBAND.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

iii)
Under the Royalty Payment Method, and following GENBAND validation of any new Software, GENBAND will have a period of [*] to conduct such tests as it considers appropriate to determine whether such new Software conforms to the requirements of the specifications of such Software.  Within such [*] period GENBAND shall:

a)	notify Supplier that under the Royalty Payment Method it has accepted the new Software for commercial production distribution to GENBAND customers; or

b)	notify Supplier that it has rejected the Software, in which case GENBAND shall destroy such Software, and Supplier shall [*], if any, paid by GENBAND relating to such Software; or

c)
request Supplier to rectify all material defects in the Software, in which case Supplier shall [*] rectify such material defects, and until such time as GENBAND has accepted, in writing, the Software, GENBAND shall be entitled to

(1)	reject the Software in accordance with sub-part ii) above; or

(2)	accept the Software with such defects.

iv)	In no event shall acceptance of Software by GENBAND constitute a waiver of its right to require conformity of the Software to the requirements of Agreement.

7.	Deliveries

a)
No later than 30 days after the Effective Date, Supplier shall electronically deliver to GENBAND the Software in Object Code format, including in addition if available to Supplier, all related design specifications, test procedures and build scripts. Additionally, Supplier thereafter shall electronically deliver all new Upgrades, Updates, Signatures and Software for new Products added to Exhibit A to GENBAND in Object Code form upon general availability thereof to Supplier’s licensees (and no later than any other Supplier reseller).  Provided that GENBAND customers have purchased appropriate support and maintenance agreements and GENBAND has remitted the appropriate support and maintenance fees to Supplier, GENBAND, at [*], shall have the right to deliver Upgrades and Updates to such customers in accordance with such support and maintenance agreements.

b)	Supplier will deliver applicable Products on the Delivery Date and will notify the GENBAND Purchasing Entity of any anticipated delay in meeting the Delivery Date.

c)	[*].

d)
Unless otherwise agreed in this Agreement, the GENBAND Purchasing Entity may, upon notice in writing and [*] Products set out in a Purchase Order in accordance with the ordering flexibility matrix, if any, applicable to the affected Products in Exhibit A.

e)	If Supplier anticipates a delay in delivery and if approved in advance in writing by the GENBAND Purchasing Entity, Supplier will:

i)	make a partial delivery of Products;

ii)	[*]; or

iii)	implement another type of workaround as it determines to be reasonable and appropriate under the circumstance [*].

Notwithstanding the foregoing, [*].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

f)
If Products do not conform to the related P.O or in any material respect to the Specifications, the GENBAND Purchasing Entity shall give Supplier a detailed notice describing the nonconformity within [*] and if the nonconformity is not corrected by the Supplier [*] the GENBAND Purchasing Entity [*].  For avoidance of doubt the GENBAND Purchasing Entity [*].

g)	Intentionally Left Blank.

h)
Supplier will deliver the Products [*].  If the GENBAND Purchasing Entity provides Supplier with GENBAND’s customer’s delivery routing instructions or guides after delivery to the Delivery Location, Supplier will ensure that it provides the GENBAND Purchasing Entity’s designated carrier with such instructions or further delivery requirements under the guides.  To the extent the routing instructions or guides add to or conflict in any way with this Agreement, the applicable instructions or guides will take precedence over this Agreement. Following receipt of a Purchase Order for Software not delivered with Hardware, as instructed in the Purchase Order, Supplier will promptly make Software available for electronic accessing by GENBAND Purchasing Entity or deliver the applicable Software in CD-ROM format.

i)	Packaging Requirements:
i)	Supplier must affix to its shipments a visible packing slip which contains all order/shipment information set out in the following documents, copies of which will be provided by GENBAND to Supplier:
(1)	CS152.70 - Packing guidelines for Domestic & Export Shipment,
(2)	CS1517.00 - Labels and Marking,
(3)	CS152.34 - Two Dimensional Bar Coding
ii)	Supplier must not affix any documents containing pricing to the physical freight.

j)	Routing Instructions:
i)
Supplier must request routing instructions from GENBAND for all shipments.  In that regard Supplier will makes its request by e-mail to [mark.lee@genband.com], or such other e-mail address as GENBAND may designate by notice to Supplier.  In response to such requests GENBAND will provide Supplier with appropriate written routing instructions.

ii)	Supplier will comply with any routing guides supplied by GENBAND. [*].

8.	Title

Supplier represents and warrants that at the time of delivery of Products it will own all right, title and interest in and to the Products being delivered and that such title will be free and clear of all security interests or other liens and encumbrances. For domestic shipments title to Products (excluding Software title) will pass to GENBAND at origin. For international shipments, including shipments passing from one European Union country to another, title to Products (excluding Software title) will pass to GENBAND immediately upon being exported.

9.	Prices and Payments

a)	All Prices and payments will be in U.S. currency unless otherwise set forth in Exhibit A.

b)
Supplier will invoice the GENBAND Purchasing Entity at the address designated in writing by the GENBAND Purchasing Entity on the Purchase Order. Undisputed invoices will be paid no later than the [*] from date of invoice (the “Payment Period”).  The invoice date shall be no sooner than the Delivery Date of the Product. If the GENBAND Purchasing Entity notifies Supplier that it disputes only part of an invoice, Supplier will issue a credit invoice to the GENBAND Purchasing Entity in full for the original invoice amount and reissue any disputed invoice as two invoices, the first invoice for the undisputed amount and the second invoice for the disputed amount, both of which reissued invoices must be dated as of the original invoice date for the original Payment Period to apply.  Regardless of the reissue, the undisputed amount will continue to be due within the original Payment Period. If the reissued invoice is delivered to the GENBAND Purchasing Entity with less than [*] remaining before the end of the Payment Period, the undisputed amounts payable will be due [*] from the date of receipt of the reissued invoice; provided, the invoice date on the reissued invoice is the same as the date of Supplier’s original invoice.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

c)
If Supplier is in material breach of this Agreement, the GENBAND Purchasing Entity will pay all undisputed invoices, but may in good faith, without penalty or liability of any kind, hold all payments due and payable to Supplier related to the alleged material breach until Supplier has cured the material breach.

d)
If any governmental authority imposes a Tax for which a GENBAND Purchasing Entity is responsible under this Agreement, the GENBAND Purchasing Entity will pay the Tax, and Supplier will use reasonable commercial efforts to include the Tax as a separate line item on the invoice where permitted by law.  GENBAND will not be responsible for any other taxes, including without limitation, taxes imposed upon Supplier’s net income or gross receipts.

e)
Supplier will timely remit all Taxes to the proper authorities.  If the GENBAND Purchasing Entity provides Supplier with a Tax exemption certificate, Supplier will not invoice for the Taxes specifically exempted. Supplier will reimburse the GENBAND Purchasing Entity to the extent Taxes paid by the GENBAND Purchasing Entity are recovered by Supplier from the taxing or government authority.  If Taxes may only be refunded to the GENBAND Purchasing Entity, Supplier shall provide reasonable assistance to the GENBAND Purchasing Entity in order to obtain the refund.

f)
If the GENBAND Purchasing Entity is required by law to withhold any tax with respect to a payment to Supplier, the GENBAND Purchasing Entity will (i) withhold the appropriate amount from the payment, (ii) pay the withheld amount to the applicable authority, (iii) pay Supplier the remaining amount in accordance with this Agreement, and (iv) provide Supplier with evidence of payment of such withholding tax.

g)
[*]. During the Term, the Product and Services [*] shall be [*].  Upon GENBAND’s request, Supplier shall notify GENBAND that [*]; provided, however, that GENBAND may not submit such a request to Supplier more than [*].  If Supplier is unable [*], Supplier shall provide to GENBAND [*].  Further, on a [*] basis, GENBAND may elect for a [*].

10.	Audit Rights

a)
Upon [*] notice and at a mutually agreed time, which shall not unreasonably be deferred by Supplier, during Supplier’s reasonable business hours, GENBAND at its sole expense may audit the books, records or any documents (hardcopy or electronic versions) of the Supplier relating to the delivery of Products, Technical Services or warranty repair services under this Agreement. At GENBAND’s sole discretion, it may use a third party, provided such third party shall have executed a confidentiality or non-disclosure agreement in such form as reasonably acceptable to Supplier, or GENBAND’s employees to conduct any applicable audit (the “GENBAND Auditor”).

b)
Supplier will use commercial reasonable efforts to provide access to Supplier’s and/or, to the extent applicable for Products eligible for GENBAND purchase pursuant to Model 1, Supplier’s subcontractor’s facilities and personnel where the Products are being developed or manufactured.  In that regard Supplier will seek access for the GENBAND Auditor to Supplier’s subcontractors’ facilities and personnel as described.  Supplier will inform the GENBAND Auditor in advance about Supplier’s facility safety and security rules.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

c)	GENBAND will not be entitled to have access to any Confidential Information or proprietary information of Supplier or a third party not directly related to the Products or services.

d)
During an audit, at Supplier’s expense Supplier will assist the GENBAND Auditor as reasonably requested. In addition, if requested by GENBAND, at GENBAND’s expense, subject to Supplier’s ongoing operational requirements, Supplier will install and operate audit software.  Following an audit by the GENBAND Auditor, and at such party’s request, Supplier will participate in any exit conference conducted by GENBAND, including, but not limited to a meeting to obtain Supplier’s concurrence with audit findings.

e)
[*] during normal business hours and in such a manner as not to interfere unreasonably with GENBAND’s  normal business activities, Supplier may, following [*] advance written notice to GENBAND, through an independent public accountant reasonably acceptable to GENBAND, audit the financial records of GENBAND which may, under recognized accounting practices, contain information to confirm that GENBAND has paid the license fees and royalties described as owing herein, and furthermore confirm that GENBAND is not inappropriately using Software Products that have not been charged in any production use.  In advance of undertaking the audit, the auditor shall first enter into a non-disclosure agreement with GENBAND to protect the confidentiality of GENBAND's business data and records. The auditor and Supplier shall provide to GENBAND a written report of the audit confirming the license fee and royalty, if any, payment compliance by GENBAND, or indicate the amount by which GENBAND has overstated or understated such payments.  The party owed the amount of overstatement or understatement may invoice the other for such amount.  [*].

f)
Unless otherwise provided in this Agreement, each party will bear its own expenses relating to any audit under this Section.  Notwithstanding paragraph (a) above, if Supplier is found non-compliant to terms or requirements of this Agreement in any material respect, or if any audit reveals an overcharge to GENBAND, Supplier will reimburse GENBAND for any such overcharges and [*] within [*] of completion of the audit.

11.	Personal Data Protection

Supplier shall comply with its obligations under all applicable data protection and privacy laws relating to Personal Data, shall hold Personal Data in confidence, comply with GENBAND’s reasonable instructions regarding the handling of Personal Data and take security measures necessary to safeguard Personal Data against unauthorized, unlawful or accidental access, loss, destruction, damage, disclosure, transfer, or other improper use.

12.	Warranty

a)
Supplier warrants that (A) in the case of Hardware, for [*] after the date such Hardware is installed at the GENBAND customer location or, [*] after the shipment of such Hardware, or (B) in the case of Software, [*] after the date such Software is [*], (in each case, the “Product Warranty Period”) that (i) the Hardware and the Software will be free from material defects in materials and workmanship and will conform to and operate in all material respects in accordance with the Specifications; (ii) the Hardware (1) is safe for normal use and is non-toxic, (2) presents no abnormal hazards to persons or their environment, and (3) complies with applicable laws and directives relating to sale of the Products into the European Union (EU) or elsewhere, including without limitation, the EU directives on the restriction of the use of certain hazardous substances in electrical and electronic equipment, commonly referred to as the Restriction of Hazardous Substances Directive (RoHS) and the Waste Electrical and Electronic Equipment (WEEE) Directive; (iii) the Products were new at the time they were delivered by Supplier to the GENBAND Purchasing Entity or, if applicable, GENBAND’s customer;  (iv) the Documentation is reasonably sufficient to enable GENBAND and its End Users to install and use the Products under normal operating conditions (v) any services, including without limitation, Technical Support, provided by Supplier under this Agreement, will be provided in a proper and timely manner by qualified and competent personnel knowledgeable in the Products.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

i)
Further, Supplier represents and warrants for the life of the Products (1) Supplier owns or has licensed all of the rights necessary for GENBAND to exercise its rights under this Agreement and the Products, and services will not infringe any third party Intellectual Property Rights; and (2) the Software contains no time limiting codes, authorization strings, or hardware key locks that will prevent the Software from being functional at all times, subject however to the limited term Software licenses as may be applicable as set forth in Section 5.e, above.

ii)	[*].

b)
Notwithstanding the provisions of Section 12.a, above, Supplier warrants that Product warranty repairs and replacements will be free from material defects in materials and workmanship and will conform to the Specifications for the remainder of the original Product Warranty Period.  Supplier warrants out-of-warranty repairs for [*] from the repair date stamped on the Product.

c)
After the Product Warranty Period, Supplier will provide repair services pursuant to extended warranties on terms and at the prices set forth in Exhibit A and process set forth in Exhibit E.  With respect to Software, Updates provided following the Product Warranty Period will be addressed under a separate Support Agreement. Following the initial Product Warranty Period, Supplier will repair or replace hardware or hardware components at a [*].

d)	Supplier represents and warrants for the life of the Solutions that:

i)
except for the portions of Software listed in Exhibit B, which Exhibit shall be completed by Supplier within thirty (30) days after the Effective Date, the Software does not include any Open Source Software; and

ii)	Supplier is in material compliance with all licenses for Open Source Software that is part of Software; and

iii)
using the Software as permitted under this Agreement will not give rise to any limitation, restriction or condition on GENBAND’s right to develop, use or distribute Solutions, other than as expressly set out at Exhibit B.

e)	If Supplier breaches a representation and warranty in Section 12.d, Supplier will, at GENBAND’s option:

i)	[*], the affected Software; and/or

ii)	[*].

Notwithstanding the preceding, Supplier may update Exhibit B to reflect Updates, Upgrades and other changes to the Software.

f)	[*].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

g)
The GENBAND Purchasing Entity may pass through to its customers the warranties set out in this Section 12. Supplier agrees to fulfill the warranties directly to those customers (i.e., take full responsibility for implementing the warranties), if requested by the GENBAND Purchasing Entity.

h)	Supplier warrants Products only as set out in this Agreement and disclaims all other warranties.

13.	Technical Support; Training; Technical Services; Marketing

a)
Upon GENBAND request, Supplier will provide Tier 3 Technical Support Services and engineering/design sustaining services to GENBAND in accordance with the Support Schedule attached hereto as Exhibit D.

b)
Supplier Technical Support Services, as described in Exhibit D and priced in Exhibit A, shall be purchased by GENBAND in its sole discretion.  Furthermore, GENBAND may purchase such support commensurate with the sale of such support to its Customers.

c)
The Hardware Warranty and Post Warranty Repair Support as described in Exhibit E shall include return material authorization (RMA) processing as outlined in Exhibit E [*].  Furthermore, RMA processing pursuant to Exhibit E shall be included in the fees for Technical Support Services.

d)
[*] GENBAND’s  initial launch of the Products to its prospective customers, which shall include, but not be limited to, knowledge transfer appropriate to support GENBAND’s efforts toward achieving self-sufficiency in field engineering, deployment, data analytics, report creation and the maintenance and support of the Products, and [*].  In addition, in connection with GENBAND’s commercial launch of the Products to its customers, Supplier will provide GENBAND and the GENBAND Affiliates with a reasonable amount of sales training materials to facilitate GENBAND’s internal training activities, and GENBAND shall be able to repurpose the content of such materials for other uses, such as marketing or sales presentation collateral.  Supplier will provide expertise and marketing support to GENBAND in order to help support a successful launch of this new product-line.

e)	Within a mutually agreed time after the Effective Date, [*]:

i)
Customization of the Product packaging, logo, labeling and part numbering in connection with GENBAND’s right to Market and sell Products under its own corporate name and brand.  GENBAND shall provide to Supplier all artwork and specifications necessary for Supplier’s performance under this subsection (i).

ii)	Customization of the Supplier’s Software products to reflect GENBAND’s name and branding.

Nothing in this Section 13.c, or the services to be performed hereunder, shall be construed to transfer any of GENBAND’s ownership of all right, title and interest in GENBAND’s trademarks or other Intellectual Property Rights.

f)
The Parties may enter into statements of work (“Statements of Work” or “SOWs”) under Exhibit H, pursuant to which Supplier shall perform other engineering, and customization and homologation services, and for which Supplier [*] as are set forth therein.  The Parties hereby agree to negotiate in good faith to agree on the terms of any such Statement of Work.  [*].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

g)
Upon request, Supplier will provide GENBAND or any GENBAND Affiliate’s with Supplier’s then existing marketing content that may be repurposed for GENBAND’s use.  Examples of the types of materials include the following:

•	Sales and technical presentations
•	Data sheets
•	Case studies
•	Sales guides
•	FAQs (Frequently Asked Questions)
•	Application notes
•	White papers

h)
In addition, the Parties may engage in mutually agreed upon joint marketing activities in connection with the Products and Solutions, including, without limitation, Product and company promotions, marketing campaigns, lead generation and sharing programs and joint customer visits.

i)	Supplier Sales Support

i)
[*] after the Effective Date, GENBAND shall provide Supplier a list of key GENBAND target customers (“Key Customers”) for GENBAND products including the Products for which Supplier will provide sales resources related to the Products.  Supplier shall review the Key Customer list and accept the list or provide suggested changes to the list; and within thirty (30) days of the list being provided to Supplier, the Parties shall mutually agree on the Key Customer List.  Thereafter, within thirty (30) days of the start of each calendar quarter, the Parties will review the Key Customer list and determine if any new customers should be added to or if any Key Customer should be removed from the Key Customer list subject to the provisions of Section 13(i)(ii).  Supplier shall direct its sales representatives to assist GENBAND in selling the Products to the Key Customers whenever reasonably practicable and subject to availability, and further, if GENBAND makes a sale to a Key Customer, then [*].

ii)
Each Key Customer shall remain a Key Customer provided that such Key Customer (a) commences a trial in anticipation of a sale of the Product within six (6) months, or (b) completes a purchase of the Products within one (1) year, after such customer is placed on the Key Customer list.

iii)
During the time a customer is on the Key Customer list, if Supplier is approached by the Key Customer to purchase the Product directly from Supplier, Supplier will promptly notify GENBAND and the Parties will determine if there remains a reasonable commercial opportunity for GENBAND to realize the sale, and if so, Supplier will support such efforts to the extent reasonably practicable.   If Supplier directly sells to a Key Customer without prior consultation and approval by GENBAND, then the Yearly Commitment applicable to the then-current calendar year shall be automatically decremented by the amount of Products sales by Supplier to such Customer.

iv)	In the event that a Customer provides written affirmation that it will only purchase the Product from Supplier, then Supplier shall be allowed to make such sale.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.	Product Documentation; Source Code Escrow

a)
Supplier will provide Documentation for distribution by GENBAND to its customers. Supplier will provide GENBAND with the product documentation in a format that is mutually agreed by the parties (e.g. Microsoft Word format, PDF format, XML format). Also, as required, the supplier will provide Source files in formats that are mutually agreed by the parties (e.g. PDF, Frame, XML, Word). Supplier will ensure that the Documentation and Online Help contains all revisions and updates current to the date of the new version. As made necessary by such revisions, updates and corrections, Supplier will update applicable courseware and provide the updated courseware to GENBAND at no additional charge and as soon as such changes are made generally available.

b)
GENBAND shall be entitled to use, copy, modify, translate and distribute the Documentation in connection with its use, development and distribution of Products and Solutions and to distribute promotional end-user materials and integrate any Documentation or any portion thereof into the GENBAND product documentation and Online Help.

c)	Supplier shall provide GENBAND with advance information regarding Supplier’s plans to enhance and improve the Software.

d)
As part of the license granted to GENBAND in Section 3 and upon no less than thirty (30) days prior written notice to Supplier, GENBAND may escrow the Software’s Source Code for the benefit of End Users in North America and Western Europe; provided, that (1) with respect to escrow agreements for the benefit of End Users in place as of the Effective Date, the escrow agreement has release provisions no less restrictive than those offered to licensees by GENBAND in respect of its other generally available software products, (2) with respect to escrow agreements for the benefit of End Users entered into after the Effective Date, such escrow agreements shall not have release conditions more beneficiary favorable than those listed in the following sentence,  provided further that the escrow agent is subject to the prior approval of Supplier, which approval will not be withheld unreasonably and (3) for a given End User, only the Source Code for such Software which the End User has licensed from GENBAND shall be held in escrow.  For such escrow agreements entered after the Effective Date the following are permissible release conditions: (1) Supplier ceases to support the Software; (2) Supplier becomes insolvent or generally fails to pay, or admits in writing its inability to pay its debts as they become due; (3) a receiver, trustee, or similar officer is appointed for the business or property of Supplier; (4) Supplier files a petition in bankruptcy, files a petition seeking any reorganization, arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; (5) any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against the Supplier and not stayed, enjoined, or discharged within sixty (60) days; (6) Supplier ceases active operation of its business or discontinues the sale, licensing or maintenance of the Software; (7)  Supplier adopts a resolution for discontinuance of its business or for dissolution; or  (8) Supplier  takes any corporate action authorizing any of the foregoing.  GENBAND shall promptly notify Supplier of the occurrence of any release of the Source Code of the Software.  The Parties may agree in writing to additional release conditions on a case by case basis.  Following release, End User’s employees may only use Source Code to maintain Solutions already in use in accordance with the license agreement between GENBAND and such End User, and subject to GENBAND’s rights under section 4b of this Agreement, expressly may not use Source Code for any other purpose or distribute or make Source Code available to any other third party.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15.	Confidential Information

a)
Each party will hold the other’s Confidential Information in confidence and not disclose it to anyone except the party’s employees or for any purpose other than this Agreement. However, a party may disclose the Confidential Information (excluding Supplier’s Source Code, which may only be used and disclosed as permitted under Exhibit I) to third parties (e.g., Subsidiaries, Affiliates, auditors, distributors and subcontractors) who have a need to know for purposes of carrying out or accounting for this Agreement  Further, GENBAND may disclose Supplier Confidential Information (excluding Supplier’s Source Code) to GENBAND solution technology partners for GENBAND Solution development purposes and also in response to a RFI, RFP or similar procurement process; provided, that, prior to disclosure, each such technology partner or the prospective customer that has issued the RFI or RFP shall execute a confidentiality agreement no less protective of Supplier Confidential Information than this Agreement.

b)
Exceptions - Information is not protected if (i) a recipient can demonstrate through written documentation that it was already known; (ii) it becomes known or generally available to the public (other than by act of the recipient) after its disclosure; (iii) it is disclosed or made available in writing to the recipient by a third party having a bona fide right to do so and without similar confidentiality obligations; (iv) it is independently developed by recipient as demonstrated by its business records; or (v) it is required to be disclosed by subpoena or other process of law. The recipient will notify the disclosing party promptly of a subpoena or other process of law requiring disclosure.

c)
Only with GENBAND’s prior written consent, which consent will not be withheld unreasonably, may Supplier (i) advertise, make public statements or publish information concerning this Agreement, an order or the relationship between GENBAND and Supplier, or (ii) use the name or trademark of GENBAND with respect to any advertising, promotion, publicity, or representation that Supplier may make in connection with Supplier’s business, services, or product lines.  The Parties will cooperate in good faith to develop a mutually-agreed press release announcing the fact of this Agreement within 30 days of the Effective Date, and jointly coordinate related briefings to press, industry analysts and investors.

d)
Notwithstanding any other provision in this Agreement, GENBAND shall not be required to return or destroy Software that (i) has been transferred to backup media in accordance with GENBAND’s standard archiving procedures, provided that GENBAND, upon request by Supplier, confirms in writing that it will make no effort to explicitly restore the Software from backup media following termination of this Agreement, or (ii) is required to enable GENBAND to support End Users in accordance with this Agreement.

e)
With respect to any GENBAND Confidential Information (including proprietary information and intellectual property) provided by GENBAND to Supplier under this Agreement, GENBAND grants to Supplier the non-exclusive and non-transferable right to utilize such GENBAND Confidential Information (including Intellectual Property Rights in such information) solely for the purposes of performing the services for GENBAND.

f)
Notwithstanding the foregoing, the Parties acknowledge that the Agreement, or portions thereof, may be required under applicable laws to be disclosed as an exhibit to required public disclosure documents of Supplier (or its Affiliates) filed with the United States Securities and Exchange Commission or any securities exchange on which its securities are listed for trading.  If Supplier advises GENBAND that such disclosure is required, Supplier shall use commercially reasonable efforts to seek approval from the Securities and Exchange Commission or other applicable regulatory authority for the confidential treatment of certain Confidential Information identified by the Parties.  Prior to such filing, Supplier shall redact such portions of the Agreement that GENBAND reasonably requests to be redacted, unless, in Supplier’s judgment based on the advice of counsel and following notification to GENBAND counsel, Supplier concludes that such redaction request is inconsistent with applicable law.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16.	Indemnity

a)	In this section the following definitions apply:

i)
“Liabilities” means all fines, penalties, losses, costs, injuries, liabilities, settlements and expenses (including reasonable attorneys’ fees) arising out of any claims, proceedings, suits or actions brought by a third person.  Liabilities shall be considered direct damages.

ii)	“Indemnitees” means, in respect of a Party, the affiliates, subsidiaries, contractors, distributors and customers of that Party, and their employees, including the employees of the Party.

b)
Each Party shall defend and indemnify the other Party, and its Indemnitees from any Liabilities resulting from injury or death of a person or damage or loss of property resulting from the negligence or willful misconduct of the indemnifying Party, or any person acting on its behalf.

c)
Supplier shall defend and indemnify GENBAND and its Indemnitees from any Liabilities (i) caused by Hardware, Software or services, including strict liability and negligence per se; or (ii) resulting from Supplier's breach of this Agreement; or (iii) resulting from an allegation that the sale, use or manufacture of any Hardware, Software or services, or the exercise of any rights granted hereunder, infringes any intellectual property right of any third person (an “Infringement Claim”).

d)	GENBAND shall defend and indemnify Supplier and its Indemnitees from any Liabilities resulting from GENBAND’s breach of this Agreement.

e)
A Party seeking indemnification hereunder shall provide adequate notice of the Liability, and shall provide, at the indemnifying Party's request and expense, reasonably available information, assistance and cooperation.  At its expense, the indemnifying Party will defend against or settle Liabilities and will have control of the settlement or defense of Liabilities.  However, the indemnified Party or any Indemnitee may, at its choosing, participate in the defense or settlement at its own expense.

f)
In addition to the above, in the event of an Infringement Claim, Supplier may (and in the case of a judgment, order or injunction that restricts the exercise of any rights granted herein, shall) in good faith, at its option and expense, (i) obtain the right for GENBAND and its Indemnitees to exercise their rights in accordance with this Agreement; or (ii) substitute non-infringing Hardware, Software or services with comparable functional capabilities; or (iii) modify the Software or services, while retaining comparable functional capabilities, so that it no longer infringes. The workaround provided under this section will result in no additional charges or fees to GENBAND or its Indemnitees.

g)
Supplier will not be responsible for defense and indemnification to the extent the Infringement Claim Liability results solely from (i) the Hardware, Software or services being modified by GENBAND (other than as approved or specified by Supplier); or (ii) the Hardware, Software or services being used in combination with equipment or software not (1) contemplated by the Documentation, (2) provided by Supplier, (3) approved or specified by Supplier, or (4) reasonably expected to be used in combination with the Software or services.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

17.	LIMITATION OF LIABILITY

a)
EXCEPT FOR CLAIMS ARISING FROM (I) EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, (II) EITHER PARTY’S BREACH OF SECTION 15 (CONFIDENTIALITY), (III) GENBAND’S BREACH OF EXHIBIT I, OR (IV) LIABILITIES RESULTING FROM A PARTY’S INTENTIONAL ACTS, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, (A) NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND, AND NO LIABILITY SHALL EXIST FOR ANY LOSS OF REVENUES, LOSS OF PROFITS OR LOSS OF GOODWILL EVEN IF A PARTY HAS BEEN ADVISED OF THEIR POSSIBILITY, REGARDLESS OF WHETHER BASED ON AN ACTION OR CLAIM IN CONTRACT, EQUITY, NEGLIGENCE, TORT OR OTHERWISE, AND (B) THE CUMULATIVE, AGGREGATE LIABILITY OF EACH PARTY TO THE OTHER PARTY, WHETHER BASED ON AN ACTION OR CLAIM IN CONTRACT, EQUITY, NEGLIGENCE, TORT OR OTHERWISE, FOR ANY EVENT ACT OR OMISSION WILL NOT EXCEED THE AGGREGATE FEES PAID AND PAYABLE BY GENBAND TO SUPPLIER UNDER THIS AGREEMENT FOR THE TWELVE (12) MONTHS IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO THE CLAIM OF LIABILITY .

18.	Insurance

a)	During the Term, Supplier will maintain the following types of insurance coverage and liability limits:

i)
a comprehensive general liability insurance policy that provides coverage on an occurrence basis that (i) includes third party liability coverage, protecting GENBAND from property damage or personal injury proximately caused by Supplier, (ii) [*], (iii) provides worldwide coverage, and (iv) indicates on its face that it is primary insurance; and,

ii)	Employer’s liability insurance with a minimum liability [*], including coverage for injury and occupational disease; and,

iii)	Workers’ compensation, with the statutory requirement for coverage; and,

iv)
If Supplier’s performance under this Agreement will in any way involve Supplier’s use of vehicles (e.g., automobiles or trucks), comprehensive automobile insurance for all owned and non-owned vehicles, covering at minimum, bodily injury and property damage, with a [*] for each occurrence.

b)	Additional Insured - Supplier will name GENBAND as an additional insured on Supplier’s comprehensive general liability.

c)
Certification – If requested by GENBAND, within [*] after the Effective Date, Supplier will fax to GENBAND at [*] a certificate of insurance as evidence of the required, paid-up coverage and will furnish an updated certificate of insurance within [*] after any renewal of such coverage. The insurance policy will be in addition to Supplier’s indemnities under this Agreement.

19.	Governing Law and Jurisdiction

This Agreement will be governed by the laws of the State of New York, without reference to any conflict of laws rules.  Any lawsuit or other claim arising out of or relating to this business shall be brought in the state or federal courts sitting in Manhattan, New York, and such courts shall have sole and exclusive jurisdiction and venue with respect to any such action.  Each party expressly waives any defense that jurisdiction and venue do not lie in such courts.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

20.	General

a)	Notices - Legal notices may be given by certified mail, courier, or fax followed by certified mail or courier, to the following:

To GENBAND:	GENBAND US LLC.
3605 East Plano Parkway
Suite 100
Plano, TX 75074
Attention: Legal Department

To Supplier:	Procera Networks Inc.
100-C Cooper Court
Los Gatos, CA 95032
Attention: Chief Financial Officer

Notice is effective on the earlier of 5 days from being deposited for mail or the delivery or the date on the fax or courier receipt.

b)
Survival - The following will survive the expiration or termination of this Agreement: GENBAND’s right to order support and maintenance; licenses granted to End Users in accordance with this Agreement; the termination and continuation of rights under Section 2.b; licenses at Sections 3 to the extent necessary for GENBAND to provide support and maintenance to its End Users; Section 15 (Confidentiality) and Exhibit I; Section 12 (Warranties) but subject to time limits in such section; Section 17 (Limitation of Liability); Section 16 (Indemnification); and Section 20 (General).

c)
Severability - If any provision of this Agreement is determined to be legally unenforceable or invalid, the remaining provisions will continue in effect.  The parties will substitute a provision that most closely approximates the economic effect and intent of the invalid provision.

d)
Compliance with Laws - Supplier and its Products and services will conform to all laws and governmental orders and regulations in effect at the time of shipment of Products or the performance of the services, including but not limited to the following:

i)
Export Control - As more particularly set forth in Exhibit G, Supplier will comply with all applicable import, export and re-export control laws and regulations of the countries having jurisdiction with respect to the export of Products and technology related to the Product or included in Supplier’s providing the services, including U.S. ‘deemed export’ and re-exporting regulations. Supplier shall be able to demonstrate such compliance to GENBAND. Supplier will ensure that its workers  comply with export laws and regulations including, but not limited to, tangible and intangible transfers of product or technology and deemed exports (as “deemed exports” is defined and used in U.S. export control law). Supplier will apply for all licenses necessary for the export of Software/Hardware or technology being sold to the GENBAND Purchasing Entities and notify the applicable GENBAND Purchasing Entity when the license is granted, and, if not granted, why the license was denied.  Supplier will submit license applications in a timely manner and advise the applicable GENBAND Purchasing Entity in writing of any anticipated delays in shipping that may result from delayed approval of an application; Supplier represents and warrants that Exhibit G contains a complete list of Export Control Classification Numbers (ECCN), or their equivalent, encryption mechanisms and all other information pertaining to export controls, country of origin (CoO) and preferential trade agreements that is applicable to the Products as of the Effective Date of the Agreement.  Supplier shall provide to GENBAND notice ninety (90) days in advance of any change to such export and/or CoO information.  Supplier shall complete the information required by Exhibit G reasonably promptly after receipt of a request by GENBAND.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ii)
US Government. "FAR" means the United States Federal Acquisition Rules.  FAR 52.244-6 Subcontracts for Commercial Items and Commercial Components is incorporated herein and applies to Products or Solutions sold by GENBAND to the U.S. government or its contractors or subcontractors. If Supplier is awarded orders in the United States equal to or greater than $550,000.00 or more per calendar year, FAR 52.219-9 Small Business Subcontracting Plan, and FAR 52.219-16 Liquidated Damages - Subcontracting Plan are also incorporated herein. Supplier shall submit the Summary Subcontract Report (SSR) as required by FAR 52.219-9(d)(10)(iv) using the Electronic Subcontracting Reporting System (eSRS) (http://www.esrs.gov), following the instructions in the eSRS.  If Supplier knows that GENBAND will be selling Products or Solutions to the U.S. Dept. of Defense (DOD) for military use, Products must comply with the United States Department of Defense Guide to Uniquely Identifying Items, radio frequency identification technology and other applicable military requirements. Supplier will comply to the extent applicable with obligations under 41 C.F. R. §§60-1.4(a), 60-300.5(a), 60-741.5(a) and 29 C.F. R. part 470.

iii)
Product Traceability - If the supplier knows that GENBAND will be selling Products or Solutions to the United States Department of Defense for military use, the Supplier must ensure that such Products comply with Department of Defense Guide to Uniquely Identifying Items (DOD UID), radio frequency identification technology and other relevant or evolving military requirements.

e)
Business Ethics - Supplier represents that as a company it substantially complies with GENBAND’s published supplier business conduct guidelines, which guidelines GENBAND has previously provided to Supplier.

f)
Assignment, Control and Subcontractors - Neither party shall assign or transfer this Agreement, or any of its rights or obligations, without the prior written consent of the other; provided, however, that GENBAND may assign this Agreement to an Affiliate upon notice to Supplier and provided further that GENBAND agrees in writing to guarantee the performance of such Affiliate.  Consent will not be unreasonably withheld or delayed.   If GENBAND divests a business or portion of a business to a third party, to ensure the continued operation of such business without interruption, for a period of six months following the divestiture, such third party shall be entitled to exercise the rights granted to GENBAND hereunder associated with such business (and shall be subject to the corresponding obligations).  GENBAND and Affiliates may exercise their rights and perform their obligations associated with this Agreement through contractors, including without limitation, contractors providing services to and on behalf of GENBAND and Affiliates. GENBAND (or Affiliate as applicable) shall be responsible for ensuring such contractors' compliance with the provisions of this Agreement.

g)
Waiver - Unless waived and agreed in writing by the parties, no action or inaction by a party under this Agreement will constitute a waiver of a party’s (i) rights or obligations under this Agreement, or (ii) breach of this Agreement.

h)	[*].

i)
Dispute Escalation Procedures.  Before either party asserts a claim or commences litigation against the other party, the parties will work collaboratively in any effort to resolve the underlying subject of the dispute.  If the parties are not able to resolve the dispute informally, the Chief Executive Officer of each party shall be notified, and the Chief Executive Officers will meet and confer in a final effort to reach an amicable resolution.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

j)	Remedies Cumulative. The remedies under this Agreement are cumulative and the recourse to one remedy shall be addition to all other remedies at law or in equity.

k)
Counterparts - This Agreement may be executed and delivered in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Facsimiles of executed signature pages are acceptable and shall be deemed to be originals

l)
Modification/Entire Agreement - This Agreement, including all exhibits hereto, constitutes the entire agreement between the parties and supersedes (i) all other prior written, oral or electronic agreements and understandings between the parties concerning the subject matter herein, (ii) any click-wrap or shrink-wrap terms and conditions (or any terms and conditions referenced within any click-wrap or shrink-wrap terms if not actually contained therein) provided or associated with the Software, and (iii) any terms and conditions provided with or applicable to any GENBAND Purchase Order issued for such Products or terms and conditions of any Supplier standard acknowledgement form or proposal or quotation. The remedies in this Agreement are in addition to, and not in lieu of, any other remedies available at law or equity. This Agreement may not be modified or any right of a party waived, except in writing which expressly references this Agreement and is duly executed by each of the parties.

IN WITNESS WHEREOF, the Parties have signed this Agreement by their duly authorized representatives, to be effective as of the Effective Date.

GENBAND US LLC		PROCERA NETWORKS, INC.

By:	/s/ Mark Pugerude	By:	/s/ Charles Constanti

Print name: Mark Pugerude		Print name: Charles Constanti

Title: Chief Strategy Officer		Title: Chief Financial Officer

GENBAND IRELAND LTD.

By:	/s/ Patrick Dolan

Print name: Patrick Dolan

Title: Senior VP International Sales

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

PRODUCT LIST & PRICING

1.  Product and Services List:
The Prices set out in this Exhibit shall apply for all Purchase Orders and Releases for Products to be shipped on or after Effective Date.  [*].

Product part numbers (GENBAND part numbers, Supplier part numbers, and Supplier’s manufacturer part numbers where applicable), pricing, standard hardware lead times from receipt of GENBAND PO to Supplier’s Delivery Date, and other information are enclosed in the attached file below (the “Price Book”) which contains the prices which are current as of the Effective Date.  Pricing information for services prodvided by Supplier is also enclosed in the attached Price Book.  The Price Book can be modified to be updated as needed by mutual agreement of the Parties, and such mutual agreement may be executed via e-mail thus effectively amending the Product list, pricing, lead-time and other information in this Exhibit A.  [*].

For the avoidance of doubt, pricing in the Price Book shall be based on the following:

•	Hardware prices shall [*] as provided in this Exhibit A and
•	Out-of-warranty repair pricing shall [*].

[*].

Furthermore, GENBAND and Supplier agree that the [*].

GENBAND shall issue [*], establishing [*] following any Technical Support services have been invoiced [*].

Procera will issue [*] reportings to GENBAND summarizing [*].

For each calendar year set forth in the schedule below, following GENBAND’s [*] in the amount of the [*] related to [*] which may include [*], GENBAND shall [*].  For the remainder of the applicable calendar year, GENBAND shall [*].

Calendar Year	[*]	[*]
2010	$[*]	$[*]
2011	$[*]	$[*]
2012	$[*]	$[*]
2013	$[*]	$[*]
2014	$[*]	$[*]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.  Ordering Flexibility
Pursuant to Section 7.d of the Agreement and based on the matrix below, the GENBAND Purchasing Entity may increase the quantity of the following described Products without additional charge:

•	Intentionally left blank
•	Subject to future agreement of the parties, if any

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B
OPEN SOURCE SOFTWARE CONTENTS

Software includes the following Open Source Software:

Component/Package Name	Version	Open Source License involved: - Name of license, or - URL to license, or - reference to license text below	Notice (provide copy below) must be provided in product documentation (Yes/No)	Source Code must be made available as a condition of distribution (Yes/No)	Additional comments, obligations, restrictions

Licence Text (as applicable):

<insert text here>

Below is a copy of all the notices that must be provided in the product documentation as a condition of redistribution:

<insert notice here or provide a reference to where the complete set of notices can be found in electronic form>

Below are instructions on how GENBAND can obtain the Open Source Software Source Code it is entitled to:

<GENBAND’s preference is that all such [*]. Alternatively, GENBAND will expect supplier [*].>

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C

SECURITY REQUIREMENTS

“Malware” means malicious software operating without a user's specific consent.

“Secure Channel” means a technology providing privacy, integrity, and authentication in point-to-point communications.

“Security Vulnerability” means a particular software implementation that can be exploited to violate a system's security, interfere with and/or disrupt the proper operation of the system, such as but not limited to Malware.

Trusted Software Delivery - Software will be delivered using Supplier processes and supporting tools that must ensure that (a) Software only contains code which has undergone proper configuration management scrutiny (trusted software creation process), and (b) Software has been delivered through a Secure Channel.

Cryptographic Modules - If Software contains cryptographic modules, Supplier will provide the necessary validation evidence to assist GENBAND in demonstrating compliance with requirements set forth in FIPS PUB 140-2, “Security Requirements for Cryptographic Modules under the Cryptographic Module Validation Program”.

Common Criteria Certification - If GENBAND is required to obtain "common criteria certification" as described in ISO 15408, “Evaluation Criteria for IT Security”, for one of its GENBAND Solutions, Supplier will provide the necessary documented evidence to support GENBAND in achieving such certification.

Security Vulnerabilities - Supplier will test Software against all known Security Vulnerabilities prior to delivery.  As a suggestion, such testing could be accomplished using tools such as, but not limited to, Nessus (http://www.nessus.org/documentation.html) or ISS Internet Scanner (http://www.iss.net/products_services/enterprise_protection/vulnerability_assessment/scanner_internet.php).
Supplier will resolve all Security Vulnerabilities in Software, free of charge, for a period starting when Software is first made available to its customers and ending 5 years after the termination of this Agreement.

All Supplier Security Vulnerability communications with GENBAND will occur through a Secure Channel (for example, encrypted e-mail, usually via PGP) and the following primes will be copied on all such communications:

Supplier	GENBAND
Name:	Name:
Email:	Email:
Phone:	Phone:

Within twenty-four (24) hours of Supplier’s discovery of a Security Vulnerability or receipt of notice of a Security Vulnerability in Software, Supplier will provide the following information to GENBAND:
•	A high level description of the Security Vulnerability and its scope;

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

•	A description of how the Security Vulnerability could be exploited and its potential impacts; and
•	A description of the versions of Software affected.

Supplier will provide a solution to GENBAND no later than the earliest of the following (the “Solution Delivery Date”):

•	The date initially specified by GENBAND for delivery of a solution for the Security Vulnerability;
•	The date of earliest delivery of a solution made by Supplier to any of its customers;
•
If public disclosure of the Security Vulnerability is being intentionally avoided to reduce the risk of having the Security Vulnerability exploited while the affected suppliers implement solutions, Supplier will deliver a solution to GENBAND no later than thirty (30) calendar days before the planned public disclosure date of that Security Vulnerability.

Supplier will provide periodic status reports to GENBAND, such reports containing as a minimum:
•	New information on the cause of the Security Vulnerability, its potential impacts and collateral or consequential damages;
•	Progress made on the development of a fix since the last progress report; and
•	Progress towards meeting the Solution Delivery Date.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D

SUPPORT SCHEDULE

1.	Definitions
a)	“Loss of Redundancy” means loss of duplex functionality and describes situations where the system is operating in simplex mode.
b)
“Patch” means an Update developed to alleviate or correct a Problem and distributed as a replacement for shipped Software compiled code or an insertion into Source Code. Whenever practical, Supplier will avoid bundling multiple defect fixes or maintenance modifications inside a single Patch.

c)
“Permanent Solution(s)” means a resolution to a Problem that (i) causes the Product to conform to its Specifications and Documentation, and (ii) restores the service and operation of a Solution without any loss of functionality.

d)
“Problem” means behavior of the Product that is not conformant to its published Specification, or in the absence of a Specification, behavior that, by mutual agreement, prevents utilization of the Product for its intended purpose.  Problems will be classified based on their severity, as defined in “Problem Severity Classification” below.

e)	“Problem Report” means GENBAND’s notice to Supplier, reporting the details of a Problem and, if applicable, GENBAND’s suggestion of how to reproduce the Problem.
f)
“Problem Resolution” means a Permanent Solution or a Work-Around which GENBAND has determined is sufficient to close the Problem report. It is acknowledged that this may be dependent on receipt of confirmation from the End-User that the Permanent Solution or Work-Around is satisfactory.

g)	“Remote Access” means access to the system/solutions/networks by remote means for purposes of providing Technical Support.
h)
“Resolution Time” means the time it takes Supplier to deliver to GENBAND the Problem Resolution. For hardware replacement related issues, Resolution Time means the time it takes Supplier to identify that hardware replacement is required. Supplier’s performance will be assessed based on a clock which starts at the time GENBAND issues Problem Report. The time taken by GENBAND to validate Problem Resolution with End-Users does not factor into Supplier’s Resolution Time.

i)
“Work-Around” means a temporary resolution for a Problem, which may include a Patch and which (i) can be implemented in End-Users networks without interruption of service or operation, and (ii) includes a date by which a Permanent Solution will be implemented. A Work-Around may consist of instructions on how to avoid the Problem.

2.
Technical Support Coverage.  Subject to the Technical Support fees specified in Exhibit A, if applicable, Supplier shall provide Technical Support for Products included in Solution(s) licensed or sold to End-Users who have purchased Technical Support from GENBAND.  Technical Support will be provided by qualified technical representatives with a detailed working knowledge of the Product and fluent in English.  GENBAND may terminate such Technical Support upon notice to Supplier. The Supplier shall not be responsible for systems that are altered or modified by GENBAND.  Any lab equipment required for internal GENBAND use shall be offered at the special rates set forth in Exhibit A.

3.
Availability of Technical Support. Supplier will notify GENBAND at least [*] before Technical Support is withdrawn for a particular Software release.  Once Technical Support is withdrawn for a particular Software release, Supplier will offer extended Technical Support for such Software for at least [*].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.	Updates and Upgrades. [*], Supplier will:
a)	Provide GENBAND with Updates and Upgrades for the Software
b)	Make the Software available electronically, immediately upon beta release and upon commercial release
c)	Provide written instructions for its use
d)	Provide Technical Support for at least the two most recent Software releases accepted by GENBAND
e)	Provide the plan for upcoming Software releases

5.
Patch Delivery. For each Patch, Supplier shall provide a unique reference number, date of submission, summary of test results, summary of Problem(s) resolved, and version of Software for which the Patch is delivered.

6.
Technical Bulletins and Knowledge Database. Supplier will deliver technical bulletins and release notes on upcoming Software, new signature files, upcoming Product versions, Product version retirements, and known Problems.  Supplier will maintain a knowledge database on Supplier’s support web site which is a collection of known Problems along with their Work-Arounds and/or Permanent Solutions.  GENBAND shall have the right to access the information on this knowledge database, to download information from it and to use such information.

7.
On-site Technical Support. If GENBAND requests the presence of a qualified Supplier Technical Support representative at a GENBAND or End-Users site to diagnose and resolve a Problem, upon mutual agreement, Supplier, after promptly verifying [*].  Supplier may [*].

8.	Customer Relationship Management (CRM). Supplier and GENBAND will mutually agree to a problem reporting and tracking methodology within [*] after the Effective Date.

9.
Technical Support Tier Level Responsibility.  GENBAND will categorize Problems in accordance with Problem Severity Classification.  Supplier will respond as specified in Technical Support Resolution Targets. The responsibility for each of the technical support roles as defined in Technical Support Roles and Responsibilities is as follows:

a)	[*].
b)	[*].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.	Technical Support Roles and Responsibilities

Tier 1 Role	Tier 2 Role	Tier 3 Role
[*]
[*]	[*]	[*]
[*]
[*]	[*]	[*]
[*]
[*]	[*]	[*]
[*]
[*]	[*]	[*]
[*]
[*]	[*]	[*]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.	Problem Severity Classification

Problem Severity: E1	Outage situation
[*]
[*] • [*] • [*] • [*] • [*] • [*] • [*] • [*] [*] [*] •[*] •[*] •[*] •[*]
[*]	[*]
[*] [*]
[*] • [*] • [*] • [*] • [*] • [*] • [*] • [*] •[*] •[*] • [*]
[*]	[*]
[*]
[*] •[*] •[*] •[*] •[*] •[*] •[*]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[*] [*]
[*]
[*] • [*] • [*] • [*] • [*] • [*] • [*] • [*] • [*] • [*] • [*]
[*] [*]
[*]
[*] • [*] • [*]

12.
Technical Support Documentation Requirements. [*] to the Product being deployed to End-Users, Supplier will deliver to GENBAND and keep up to date the Product related documentation that it makes generally available to its customers.  Supplier will also provide to GENBAND initial copies and updates thereof of any installation/commissioning methods, deployment and support tools; troubleshooting guides; debug scripts and recovery trees; and Reporting Center Environment that Supplier has in its possession or develops during the term of this Agreement.   If such documentation does not meet GENBAND reasonable needs, Supplier will use commercial reasonable efforts to provide information as reasonably requested by GENBAND so that GENBAND can enhance or develop its own support documentation as it deems necessary or appropriate.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.	Technical Support Resolution Targets. If Supplier is [*], Supplier will [*]

a)	Handling Emergency Cases. For E1 Problems, [*]. Should GENBAND engage Supplier [*]:
i)	[*]
ii)	[*]
iii)	[*].

Emergency Cases
Problem Severity	Resolution Time
[*]	[*]
[*]	[*]
[*]
Problem Severity	Target Resolution Time
[*]	[*]
[*]	[*]
[*]	[*]
[*]
1.	[*].
2.	[*].

14.	[*]

Classification	Response	Availability
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

15.
Status Meetings. GENBAND may, at its discretion, schedule Status Meetings to monitor the resolution of reported Problems.  When attending Status Meetings, Supplier shall provide, as a minimum, a prioritized list of all Problem Reports for which a Permanent Solution has not yet been accepted by GENBAND.  As a minimum, this list will include for each Problem Report the associated Supplier internal reference number if applicable, the Problem Severity Classification, the Problem title, the Problem owner, the area of Product associated with the Problem, progress update, the forecast Permanent Solution delivery date, an assessment of the risk of not meeting the forecast solution delivery date, the reason(s) for the failure to meet the Resolution Time, and a proposed plan to avoid repeating such a failure.

Upon mutual agreement, Status Meetings may be combined with the Quality Review Meetings specified in the Software Quality Requirements (Exhibit F).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16.
Technical Support Contact Information. Supplier will staff its telephone support service with qualified technical representatives with a detailed working knowledge of the Product.  In lieu of telephone contact, GENBAND may also elect to report Problems via e-mail or web based contact, if the latter is available from Supplier.

Ten (10) business days prior to the Product being deployed to End-Users, Supplier and GENBAND will exchange the details of the contact information provided below. Supplier and GENBAND will provide advance written notice to any change in the contact information.

a)	Technical Phone Support - toll free number(s):
Location	Time period when this number can be called	Phone number
[*]	[*]
[*]

b)	Email Support
Email Address

c)	Technical Support Web Portal
URL

d)	Contact Numbers for Escalation
Support Staff	Business Hours/Direct	After Hours Numbers

	Supplier’s Executive Sponsor	GENBAND’s Executive Sponsor
Name Tel Fax eMail

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT E

HARDWARE WARRANTY AND POST WARRANTY REPAIR SUPPORT

1.	REPAIR SERVICES
a)
Supplier will give GENBAND a return material authorization (RMA) number within [*] of receipt of GENBAND’s notice of a warranty breach and will provide GENBAND with the pertinent shipping information.  The return shipping package will be marked with the RMA number.  The parties will agree in writing on the procedure for return of Products for repair which will be attached to and incorporated into this Exhibit as Attachment 1; provided, however, if the procedure in any way conflicts with the terms and conditions set out in this Exhibit, excluding Attachment 1, the terms and conditions of Exhibit, excluding Attachment 1, will take precedence.

b)	Supplier will either repair and return the original Product or provide a reconditioned unit [*], hereinafter referred to as the “Repair Period.”
c)	[*].
d)
Supplier will provide GENBAND with an escalation matrix of contact names, titles, responsibilities, telephone numbers, pager numbers and mobile phone numbers for problem resolution during business and non-business hours.

e)	Upon notice by GENBAND of a request for repair Supplier will:
i)	receive, test, diagnosis and repair the defective Product;
ii)	verify functional performance of repaired Product;
iii)	Apply engineering changes to Products and/or Upgrades and Updates, as applicable (Upgrades may be subject to a pre-approved fee);
iv)	date stamp each repaired and returned Product with the repair date formatted DDMMYYYY and stamped next to the manufacture date, or, if not possible, then at a readily visible location on the unit,
v)	provision (pack the applicable accessories), package, and label the repaired Product; and
vi)	deliver repaired Products and replacements to GENBAND’s designated location.
f)	If Supplier determines that the repair request is for Product that is out-of-warranty, [*].
g)	If replacement Products or, at GENBAND’s option, Repair Services, are not provided within the Repair Period, the GENBAND Purchasing Entity [*].
h)	Freight charges for Products returned by a GENBAND Purchasing Entity to Supplier, whether for repair or replacement, shall be handled as follows:

TYPE	Responsibility
	GENBAND	Supplier
[*]	[*]
[*]		[*]
[*]	[*]
[*]		[*]

[*]	[*]
[*]		[*]
[*]	[*]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

i)	The shipping party is responsible [*].
j)
Uneconomical to Repair (“UTR”) - Returned Product will only be classified “UTR” if GENBAND and Supplier agree in writing.  Supplier will promptly notify GENBAND of any returned Product that Supplier believes is UTR due to abuse by a GENBAND customer. For all Products under warranty, but classified “UTR” by the parties’ written agreement, Supplier will replace Product within the Repair Period at no charge. Supplier will return to GENBAND all Products that are not under warranty and classified as “UTR.” If GENBAND issues a Purchase Order for replacement Product, Supplier will replace out of warranty UTR Product at the price, if any, stated in Exhibit A.

2.	DEAD ON ARRIVAL (“DOA”), EARLY LIFE FAILURES (“ELF”) AND NO FAULT FOUND (“NFF”)
a)	[*].
b)	GENBAND will return the DOA/ELF Products to Supplier with the RMA documentation.
i)	[*].
ii)	[*].
c)	No Fault Found
i)	[*].
ii)	[*].
iii)

3.	SPARES and FIELD REPLACEABLE UNITS (“FRU’s”)
a)	Supplier shall keep an inventory of spare Products that is adequate to provide service within the agreed upon Repair Period.
b)	Spares must:
i)	be at least functionally equal to the inventory being replenished;
ii)	be Backward Compatible;
iii)	meet the Product Specifications;
iv)	meet the minimum shippable baseline requirements;
v)	be clean, including but not limited to, old labels being removed and any label residue or stains being removed prior to packing;
vi)	have first level packaging (unit boxes) that is new or recycled packaging that is not damaged and looks like new (internal ESD coating and external); and
vii)
have foam and plastic inserts that are new or recycled to look like new and meet ESD requirements. ESD bags must be new (use of recycled bags is not permitted), and of an appropriate size for the Product.

c)	Supplier shall provide GENBAND and any distributors and/or maintenance co-providers identified in writing by GENBAND with FRU information, updated regularly, including but not limited to:
i)	A detailed listing of FRU parts, including Supplier’s part number, revision number and pricing for each FRU and updates thereto;
ii)	FRU ordering procedures;
iii)	Mean Time Between Failure (MTBF) data for each FRU; and
iv)	FRU strategy information, including recommendations and procedures.

4.	REPAIR ANALYSIS and TROUBLESHOOTING
a)
Supplier shall provide, at a minimum the following failure analysis data on all repaired Product in a format to be mutually agreed upon by the parties. Additional requirements for failure analysis data (e.g., GENBAND QS-52A data spec, etc.) shall be as mutually agreed upon between the parties

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

i)	Serial number;
ii)	Warranty condition;
iii)	PEC/CPC;
iv)	Repair date;
v)	Repair decision (NFF, UTR, Rep, Update, Adjust etc);
vi)	Engineering changes applied;
vii)	Component replaced with designation;
viii)	Component used with designation;
ix)	Test results (when applicable);
x)	Labor & test time; and
xi)	Description of mishandling or abuse.

5.	LONG TERM SUPPORT
a)	For each Product purchased under this Agreement for [*], Supplier will (a) [*].

6.	EMERGENCY ADVANCE EXCHANGE CHARGE
a)	If a GENBAND Purchasing Entity requests that Supplier [*]. To the extent that Supplier is reasonably able to do so, Supplier will ship [*] within [*].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT F

QUALITY REQUIREMENTS

Supplier will comply with the following PCN and reference documentation requirements:

1.	Product Change Notification
a)
[*] to first shipment, the Supplier will provide to GENBAND, product change notifications via the email drop box [___________], when there are changes that impact: (i)  or have the potential to impact product form, fit, and function, product quality requirements (as defined by the specification) or Backwards Compatibility; (ii) processes (e.g., test, assembly etc.); (iii) in assembly or test manufacturing location (if applicable); (iv) materials or subcomponents; (v)  a new programming file generation; (vi)  embedded security features or attributes; (vii)  software (including Upgrades and Updates); and (viii)  manufacturing process and/or technology.

b)
The PCN must include, as a minimum (i) PCN title and identification number; (ii) Supplier contact for questions related to the PCN; (iii) Detailed description of the proposed change; (iv) Supplier part numbers affected; (v) GENBAND CPC numbers affected and parent PEC code, as applicable; (vi) Manufacturing location and products (lines) affected; (vii) Means of distinguishing changed and unchanged product this may be a part number change, date code, date code range, release number, etc; (viii) Engineering and/or qualification test data sufficient to demonstrate that the changed product will continue to meet the original specifications i.e. completion of product verification & integrity testing, as applicable; (ix) Estimated implementation date and first shipment date of changed product; and (x) Estimated last order and shipment dates for unchanged product.

c)	If the Supplier implements [*], GENBAND will [*].
d)	GENBAND will provide [*]; provided, however, if GENBAND [*].
e)	Within [*] of receipt of [*], the Supplier will [*], the parties will [*], the parties will [*]. For avoidance of doubt [*].

The Supplier will ensure traceability of changes to identifiable manufacturing dates, lots, or serial numbers.

2.	GENBAND reference documents
a)	Upon GENBAND’s request, the Supplier will be required to register to a secure web location in order to allow the Supplier to have access to the GENBAND specific documentation.
b)
The documents referenced in this Exhibit may change, from time-to-time.  GENBAND shall provide the Supplier with an email notification that such revisions have been made.  The Supplier will [*] to review the content [*].

In the event that GENBAND determines a Product quality issue has been detected, Supply will cooperate with GENBAND, and Supplier will seek the cooperation of Supplier’s manufacturers and contractors to implement quality improvement processes as listed below in section 3 through 10, including Appendix A to this section.   For the avoidance of doubt, GENBAND acknowledges the implementation of such quality improvement initiatives will be dependent upon Supplier’s manufacturer and contractor compliance, such compliance to be requested by Supplier in good faith.

3.	Supplier Performance & On-going Quality Monitoring
a)
Upon request by GENBAND, the Supplier will provide to the GENBAND Quality prime or the GENBAND Affiliate the performance measurements as defined in Appendix A to this exhibit at a frequency to be mutually agreed between the parties.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

b)
Upon request by GENBAND or GENBAND Affiliate, the parties will meet for a quality review at a frequency to be mutually agreed. The scope of such reviews shall at a minimum include performance measurements, continuous improvement plan and other items as mutually agreed. If the Supplier fails to meet the performance targets defined in Appendix A to this Exhibit , GENBAND may initiate appropriate actions not limited to the following (i) increase the frequency of performance measurements; (ii) increase the frequency of quality reviews and (iii) place the Supplier on ”Supplier Watch” further detailed by section 4 of this Exhibit.

c)
At GENBAND’s sole discretion, if a Supplier quality issue is considered serious and impedes GENBAND in conducting its day to day business, [*] by GENBAND to the Supplier, the Supplier will provide access to Supplier’s and seek access to the Supplier’s subcontractor’s facilities and personnel where the Products are being manufactured in order that GENBAND can verify the supplier process and validate corrective action to resolve the issue.  Supplier will inform GENBAND in advance about Supplier’s facility safety and security rules. Notwithstanding the preceding in this Section 2 c) GENBAND will not be entitled to witness or receive any Confidential Information or proprietary information of Supplier or a third party not directly related to the Products or services.

4.	Supplier Corrective Action Request (SCAR)
a)
GENBAND will issue a Supplier Corrective Action Request (SCAR), to notify the Supplier of a failure to conform to the Specifications or any other quality deviation.  The Supplier shall submit a written response to GENBAND in accordance with Appendix A attached to this Exhibit. The Supplier’s response shall include as a minimum a preventative action and /or a corrective action plan to remedy the non-compliance and prevent re-occurrence of such non-compliance. The Supplier will ensure that the agreed remedy is applied to all material affected by the non-conformance.

b)
If, prior to execution of this Agreement, GENBAND has identified any deltas to its quality requirements with respect to the Suppliers Products, and processes, Supplier agrees to remedy such deltas reasonably promptly after the execution of this Agreement. The Supplier will address the identified issues in a timely manner and GENBAND will verify Supplier’s compliance to the delta’s to its quality requirements.

5.	Supplier Watch
a)
In the event serious Supplier performance issues are identified which, in GENBAND’s determination, threaten GENBAND’s supply chain continuity and requires immediate Supplier resolution GENBAND will communicate notice to the Supplier (“Supplier Watch”).   Within [*] of its receipt of notice that it has been placed on GENBAND Supplier Watch, the Supplier must shall submit an acknowledgment, of its receipt of the notice and complete institute  a formal corrective action within [*], or, with GENBAND’s consent in advance, provide a plan for taking corrective action during the [*].

b)
Upon such notification GENBAND will have the right to take (at its sole discretion) any one or more of the following actions: (i) Perform a source inspection; (ii) Place a “new business hold” on the supplier’s right to bid on new business; (iii) Give notice of a “suspension” of current activities; (iv) Send GENBAND representatives on-site to monitor containment and resolution activities of the Supplier Watch issue.

c)
Supplier Watch may be utilized to notify a supplier of GENBAND’s intent to exercise its remedies under the terms of this agreement if supplier performance issues defined within the Supplier Watch notification letter are not resolved.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.	GENBAND Global Customer Investigation Process (GCIP)
a)
When a problem with a Product has been designated as business critical and/or customer impacting by GENBAND, GENBAND may request that the Supplier investigate the defect by performing a detailed analysis of the problem to identify and report failure root cause.

b)	Supplier will not upgrade or repair the affected Products until Supplier has received confirmation from GENBAND.
c)	Supplier will issue a return material authorization number for each Product returned for a GCIP within [*] of GENBAND request.
d)	Supplier will notify GENBAND of the results or the current status of the GCIP in accordance with Appendix A attached to this Exhibit.

7.	Non-Conforming Material Discovery
a)
Upon discovery or notification of a non-conformance the Supplier has the responsibility to prevent delivery of non-compliant Product from all Supplier facilities or in transit and any other third party locations (e.g. depots, warehouses) until the Supplier has implemented the necessary corrective action, to the satisfaction of GENBAND, to address the root cause of the non-conformance.

b)
If the non-compliance results in a stop shipment being implemented, the Supplier shall target to resume conforming shipments of Products as soon as possible and no later than [*] from the date of the discovery or notice.

8.	Quality Management Systems (QMS)
a)
The Supplier will work during the Term to adopt a Quality Management System (QMS) designed to make progress towards achieving one of more of the following certifications (or otherwise to implement processes consistent with the goals of the following certifications): (a) TL9000; (b) ISO9001 and (c) ISO14001 for the Supplier sites (including the sites of third party vendors) that manufacture and/or repair Products for GENBAND, unless otherwise agreed to by GENBAND in writing.

b)
The Supplier will promptly notify GENBAND of any loss of, or change in, its certification status, including the details of any non-conformance and the plan (e.g. timelines and goals) submitted to the administrators responsible for the standards to comply with the applicable standard(s).

c)
The Supplier must have a documented Quality Management System for those Supplier sites (including the sites of third party vendors) that manufacture and/or repair Products for GENBAND.  GENBAND reserves the right to require at any time self-assessments by the Supplier or an assessment by a GENBAND representative, at GENBAND’s sole expense.

d)	The Supplier will retain detailed reports and records. The Supplier must ensure they remain legible, readily identifiable, and retrievable to be made available to GENBAND at [*]:

Record	Retention Period
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.	Product Quality
a)	Upon GENBAND request Supplier will provide evidence of compliance to all industry standards applied in the manufacture and/or repair of Products.
b)
As a minimum the Supplier  will comply with  the following requirements ; (i) No usage of materials or components if its age exceeds the maximum shelf life as defined by industry standards, unless authorized by GENBAND in writing; (ii) Protection against Electrostatic Discharge (ESD). The maximum shelf life is calculated starting from the date of manufacture of the material to be used.

c)
Supplier shall maintain for all lots shipped to GENBAND or Affiliate, Product traceability capable of tracking and recording: i) Product identification (including Serial Number); ii) Revision Level; iii) Parent/child hierarchy data; iv) Manufacturing location; v) Logistics and installation (if contractually agreed).

d)
The Supplier will conduct First Piece Evaluation when requested by GENBAND in writing or when the supplier experiences any of the following (i) Significant change in manufacturing process (manufacturing line is moved, introduction of a new manufacturing technique, etc); (ii) Changes that affect product fit, form, function or quality; (iii) Change in configuration, components, or sub-component parts; (iv) Manufacturing location changes; and (v) a break in production or process in excess of six (6) months unless otherwise specified time frame.

e)
Supplier may not ship any Product that deviates from Specifications, including temporary changes, unless Supplier has obtained in writing approval from the appropriate GENBAND product prime in the form of a waiver. Supplier’s waiver requests must, as a minimum, contain (i) description of deviation; (ii) supplier part number; (iii) GENBAND product identification number (CPC/PEC); (iv) quantities and serial numbers or date codes affected; (v) cause for deviations; and (vi) corrective actions (including schedule) to comply on subsequent deliveries.

10.	[Intentionally left blank.]

11.	Manufacturing & Repair Data Reporting
Upon GENBAND request, the Supplier shall provide data feeds to GENBAND in accordance with any combination of the following documents on a monthly basis, or as otherwise mutually agreed:
•	QS-53-A Vendor Quality Data Feeds - Common Requirements;
•	QS-51-A Manufacturing Test Diagnostics;
•	QS-52-A Repair Diagnostics;
•	QS-54-A Vendor Quality Data Feeds - Shipments; and
•	QS-55-A Vendor Quality Data Feeds – Returns.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX A
QUALITY MEASUREMENTS
The following documents additionally provide detailed information on measurements and associated calculations:
•	SMBP05.2 EMS/Integrator Supplier Performance Measurements
•	QS50-A Supplier Out of Box Audit (OBA) Process
•	SMBP19 Supplier Corrective Action Request (SCAR) Process
•	SQRM Supplier Quality Requirement Manual

GENBAND reserves the right to request changes to measurements or targets with prior Supplier consultation and agreement. GENBAND may request Suppliers to implement a Continuous Improvement Program for identified measurements, and regularly report on the progress of such program towards achieving values that are more stringent.

Metric	Metric Target	Metric description
Product Quality & Reliability
Visual & workmanship inspection and Functional Audit: (OBA)	[*]
OBA (Out of Box Audit) includes the visual inspection as well as the verification of the performance measurements. It includes the Supplier OBA yields as well as any subsequent OBA made by GENBAND, its integrators or any other 3rd party Suppliers. GENBAND reserves the right to specify an OBA audit process utilizing up to 100% inspection to meet GENBAND’s quality objectives.

Functional Performance (ERI or DOA/ELR)	[*]
ERI (Early Return Index) as defined by TL9000.
DOA (Dead on Arrival) and ELR (Early Life Returns) include: performance Verification failures, HW & SW field DOA/ELR failures (on new products), repair DOA, software "Security" failures if applicable and if data is available, Customer liability and NFF returns.

Reliability (YRR/LTR or RITS/FIT or RR/DR)	[*]
YRR (Yearly Return Rate) and LTR (Long Term Return Rate) as defined by TL9000.
RITS (Returns in Time of Service - in years) and FITS (Failures in Time of Service - in years) or FIT (# of failures per billion of operating hours) include all HW failures but no SW issues.

Test coverage and/or utilization issues (NFF)	[*]	Not Fault Found (NFF) or No Trouble Found (NTF) in percentage of the population comprised of all the reported failures.
Delivery & Repair Service
Delivery to Required Date (CRD)	[*]	Delivery Performance to Customer Requested delivery Date (CRD).
Delivery to Promised Date (COS/OPD, PLT and Repair LT)	[*]
Delivery Performance to Committed On-site Date (COS) or Order Promised Date (OPD) to On-Site date, Delivery Performance to Product Planned/Published Lead Time (PLT) to On-Site date Delivery Performance to Repair Lead Time.

Quality Technical Support & Continuous Improvement
Response to formal investigation Requests: GCIP cases and other FA/RCA requests	[*]
Target response time is:
 - Submit investigation results no later than 14 business days after reception of defective hardware.
- If extended testing is necessary or more detailed investigation is required by GENBAND, additional time to close the investigation may be allowed as agreed in written between the parties.

Response to Supplier Corrective Action Requests (SCAR)	[*]
Target response times are:
 - Critical cases: < 24 hours (for Action plan); 30 days (for Implementation)
 - Major cases: < 5 days (for Action plan); 30 days (for Implementation)
 - Minor cases: < 14 days (for Action plan); 180 days (for Implementation)
or as agreed between the parties for special SCAR’s.

Stop Shipment Resolution	[*]	Target response time: Resume shipments of conforming products as soon as possible or within a maximum five (5) business days from the date of the Stop Shipment issuance.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G

EXPORT REGULATION, COUNTRY OF ORIGIN INFORMATION AND PREFERENTIAL TRADE

1.	Export & Import Controls:
a)
Supplier will comply with all applicable import and export control laws and regulations of the countries having jurisdiction with respect to Supplier’s export of the Products and technology related to the Products.

b)
Supplier will ensure that its employees, agents and contractors comply with export laws and regulations and that the employees, agents and contractors understand what constitutes an export under applicable laws and regulations, including, but not limited to, tangible and intangible transfers of Products or technology related to the Products and deemed exports (as “deemed exports” is defined and used in U.S. export control law).

i)
Further, Supplier shall implement a verification process to validate (and be able to demonstrate to GENBAND) that Supplier’s employees, agents and contractors engaged in exporting Products or technologies related to the Products have complied with all applicable export & import control laws including, but not limited to, compliance with U.S. ‘deemed export’ regulations related to technology exports and re-exports to foreign nationals; and,

c)
Supplier will apply for all licenses necessary for the export of Software or technology being sold to the GENBAND Purchasing Entities and notify GENBAND when the license is granted, and, if not granted, why the license was denied.  Supplier will submit license applications in a timely manner and advise GENBAND in writing of any anticipated delays in shipping that may result from delayed approval of an application; and,

d)
For all Products or technology covered under the Agreement, Supplier will notify GENBAND about any export control restrictions and will advise GENBAND with its CCATS  (Commodity Classification Automated Tracking System) and ECCN (Export Control Classification Number) or Export Control Number (ECN as designated in other countries control lists), designating a category of commodities or technology listed in the Commerce Control List of the Export Administration Regulations – US Export control guidelines and US Encryption Export application information, all technical specifications regarding encryption algorithms utilized, encryption levels, and any other relevant information.

i)	The Supplier ECCN / ECN / CCATS that regulate the use of their hardware/software are as follows:
(1)	list all products and appropriate ECCNs/ECNs/CCATS; if all products are governed by same ECCN/ECN/CCATS, state so
(2)	Upon request, state all encryption mechanisms and key lengths used in product; include table if required
ii)	Supplier will provide technical specifications, where required, to enable GENBAND to apply for any necessary licenses
iii)	Supplier will inform GENBAND of any changes to the Product or technology regarding encryption and new encryption algorithms used during the Term.
e)	Other information pertaining to export regulations including other restrictions upon request.

2.	Preferential Trade Agreements:
a)
In accordance with any preferential trade agreement (including but not limited to the North American Free Trade Agreement (NAFTA), Canada Chile Free Trade Agreement, U.S. Israel Free Trade Agreement and EU-Mediterranean Agreement, etc.) (each of the preceding being a “Preferential Trade Agreement”), Supplier must complete exporter’s certificates of origin (Certificates of Origin).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

b)
Supplier will respond in a timely manner to inquiries from governmental authorities, concerning any Certificates of Origin issues and assist the GENBAND Purchasing Entity in resolving any issues concerning any Product’s eligibility for Preferential Trade Agreement qualification.

i)
In accordance with the terms and conditions of the applicable Preferential Trade Agreement, Supplier must complete Certificates of Origin per shipment or a blanket certificate of origin.  All notices and Product lists sent to GENBAND or GENBAND Affiliates in accordance with this Agreement, and all copies of individual or blanket Certificates of Origin, shall be sent to the contractor handling customs and trade services for GENBAND and the GENBAND Affiliates, which as of the Effective Date is as follows:

ii)	[*]
[*]
[*]
[*]
[*]
iii)	GENBAND will notify Supplier of any change to its customs and trade services contractor

3.	Customs Invoices and Country of Origin Declaration and Documentation:
a)
Supplier will ensure that customs invoices and country of origin declarations/documents for all Product shipments crossing international borders comply with all applicable laws, treaties and regulations of both the exporting country and the importing country.  Supplier will indemnify and hold harmless GENBAND (including their employees, officers, directors and contractors) and GENBAND’s customers (including their employees, officers, directors and contractors) against any customs liabilities for Supplier’s failure to comply with the preceding requirements.

b)	Supplier will ensure that customs invoices contain the following information:
i)	Supplier’s entity name and the address to which the Purchase Order or Release was addressed (and if different, also Supplier’s shipping address and entity handling shipping);
ii)	Name of GENBAND Purchasing Entity to which the Products are being sold and delivered;
iii)	The GENBAND equipment identifiers (i.e. PEC codes) and a clear customs description of the Products;
iv)	The quantity of Products sold, including the units of measure;
v)	The Price as well as any related freight charges, insurance charges and any assists that need to be declared to customs authorities. The currency of the price shall also be listed;
vi)	The terms of sale (e.g. incoterms and incoterms named place)';
vii)	Depending on country of destination, when requested by the GENBAND Purchasing Entity or its customer, the international tariff to the 6 digit level; and
viii)	The country of origin of each line item

4.	Duty Drawback Waiver:
a)
In countries where GENBAND maintains a duty drawback program, Supplier will provide to GENBAND, or GENBAND’s contractor for customs and trade services, as the case may be, when and where applicable, a duty drawback waiver on the appropriate form for duties paid on any materials imported by Supplier and used or consumed in the manufacture of Products supplied to GENBAND. Supplier shall provide all necessary and relevant data and/or documentation and shall cooperate with GENBAND in pursuing the claim.  Supplier will cooperate with GENBAND in any audit relating to this Section.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.	C-TPAT and Supply Chain Security Compliance –
a)
C-TPAT: Customs & Trade Partnership Against Terrorism: It is Supplier’s present intention to evaluate whether to take administrative actions required to become a member of C-TPAT within 120 Days of the Effective Date and/or, if not a member or planning to become a member, to demonstrate to the reasonable satisfaction of GENBAND, as of the Effective Date, that it is complying with C-TPAT guidelines as described by U.S. Customs at   http://www.customs.ustreas.gov/xp/cgov/import/commercial_enforcement/ctpat/security_criteria/ /, or such other site as may be provided by the U.S. government from time to time. In the event Supplier is not complying with C-TPAT guidelines, it will provide GENBAND with a plan to achieve conformance to the guidelines.  Upon request by GENBAND, Supplier’s shall provide GENBAND with an assessment of its then-current supply chain security practices, procedures and measures with respect to conformance with the Customs guidelines and Supplier’s correcting any potential security weaknesses or elements of noncompliance it discovers during the assessment.

b)
AEO:  Authorized Economic Operator:  It is Supplier’s present intention to evaluate whether to  take administrative actions required to become an accredited Operator, within 120 days of the Effective Date or where this is not required and does not adversely affect GENBAND supply chain as reasonably determined by GENBAND, Supplier may refrain from seeking accreditation providing Supplier provides all necessary information and support to demonstrate the secure nature of its supply chain and consent to GENBAND providing this information to the relevant government authorities.  Upon request by GENBAND, Supplier’s shall provide GENBAND with an assessment of its then-current supply chain security practices, procedures and measures with respect to conformance with the Customs guidelines and Supplier’s correcting any potential security weaknesses or elements of noncompliance it discovers during the assessment

c)
Importer Security Filing (ISF) 10+2:  Supplier agrees to provide GENBAND, or its designated transportation provider and ISF filing agent, at GENBAND’s request, with the data that must be transmitted to US Customs & Border Protection (USCBP) for any US destination transaction Supplier originates and uses the vessel sea freight mode of transportation.  The data must be provided to allow transmission to USCBP no later than 24 hours prior to laden for export.

d)
Other:  For any formal government supply chain security program that will affect GENBAND’s supply chain, Supplier shall conform to any published security guidelines and upon request by GENBAND, Supplier’s shall provide GENBAND with an assessment of its then-current supply chain security practices, procedures and measures with respect to conformance with the Customs guidelines and Supplier’s correcting any potential security weaknesses or elements of noncompliance it discovers during the assessment.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT H

Master Development Exhibit
to the Master OEM Purchase and Sale Agreement

This EXHIBIT H, including Appendices, is coterminous with the Agreement.  This Exhibit shall supplement the terms and conditions of the Agreement and shall form part of the Agreement. For the purpose of applying each of the terms and conditions of the AGREEMENT to this Exhibit, references to “Software” in the AGREEMENT shall be deemed to include Deliverables, Foreground IPR and Background IPR provided to GENBAND under this Exhibit. Notwithstanding the foregoing, in the event of a conflict between this Exhibit and the remainder of the AGREEMENT with respect to the subject matter of this Exhibit alone, this Exhibit shall govern.

1.      Definitions.  Certain capitalized terms used but not otherwise defined herein shall have the meanings set forth in the AGREEMENT. The following terms have the following meanings in this Exhibit:

Accepted or Acceptance means that GENBAND agrees that services (including Deliverables) have been completed in accordance in all material respects with the requirements of the applicable SOW (as defined below), including without limitation applicable Specifications.

Background IPR of a party means any Intellectual Property and/or IPR of such party, or any Third Party Property (as defined below), that is conceived, created, or developed prior to, or independent (including, without limitation, in the future) of any work performed under this Agreement or any SOW hereunder, whether or not the subject matter of such Intellectual Property and/or IPR is incorporated into and/or used by, and/or such IPR covers a Deliverable.

Deliverables means all items to be delivered or produced by Supplier in accordance with this Agreement and the Services rendered under it as specified in the relevant SOW. The Deliverables include without limitation all data (including drawings, prints, plans) and documentation (including Deliverable Technical Information).

Deliverable Technical Information means the technical information reasonably necessary for GENBAND to manufacture or have manufactured, modify, enhance, translate, compile, configure, create derivative works based on and/or integrate the Deliverable.

Exploit or Exploitation means any of copying, using, manufacturing, having manufactured, selling, reselling, preparing derivative works based on, reproducing, leasing, modifying, translating, licensing, sublicensing, distributing, testing, compiling, configuring, integrating, verifying, marketing, supporting or maintaining tangible or intangible property, or performing any other commercially beneficial activity or having another perform any such commercially beneficial activity, with such property.

Foreground IPR means any Intellectual Property and/or IPR that arises from, and/or is conceived, created, developed and/or contracted to be developed in performing any work under, in accordance with and/or under a Statement of Work, including without limitation, any and all Intellectual Property and/or IPR the subject matter of which is incorporated in, and/or any and all IPR covering the Deliverables, provided however, that no such Intellectual Property and/or IPR shall be and/or include any Background IPR

Intellectual Property means patents, industrial designs, copyrights, trade secrets, and any other intellectual property, but specifically excludes trademarks, service marks, trade names and the like.

Intellectual Property Rights or IPR means without limitation, all rights in any invention, discovery, improvement, utility, patent, patent rights, trademarks, copyrightable work, industrial design or mask work, algorithm, data structure, trade secrets or know how, Confidential Information, or any idea having commercial value; IPR shall include all rights of whatsoever nature in computer software and data, all intangible rights or privileges of a nature similar to any of the foregoing in every case in any part of the world and whether or not registered, and all rights in any applications and granted registrations for any of the foregoing rights.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Services means the services described in an SOW which are to be performed by Supplier pursuant to that SOW and/or those services to be performed by the Supplier which are required to produce Deliverable.

Specifications means the requirements and specifications of GENBAND as set out in the SOW, including without limitation any specification documents referenced therein or as otherwise communicated to Supplier by GENBAND.

Statement of Work or SOW means a description of the Deliverables as set forth in the statements of work completed by the parties in accordance with this Exhibit.

Third Party Property means any pre-existing tangible or intangible property, including without limitation any software of a third party for which the IPR is licensed from such third-party by a party to this Agreement and controlled by such party.

Warranty Period shall have the meaning ascribed thereto in each SOW.  In the event that an SOW does not include a warranty period, the default Warranty Period for Products set forth in the Agreement shall apply..

Worker means (i) Supplier’s employees, agents and sub-contractors, and (ii) the agents and employees of subcontractors, as each of (i) and (ii) perform services under this Exhibit and the applicable SOW.

2.    Statements of Work, Changes and Deliverable Acceptance
a)	Statements of Work
i)	Supplier hereby agrees to complete the Services and Deliverables as set forth in the SOW(s) executed pursuant to this Agreement.
ii)
Any Subsidiary may issue a SOW under this Agreement. This Agreement will apply to all such SOW’s as if each were GENBAND.  Each purchase by a Subsidiary will create contractual rights and obligations under this Agreement solely between such Subsidiary, as applicable, and Supplier, provided that GENBAND guarantees the financial obligations undertaken by each such Subsidiary with respect to a SOW.

b)	Change Orders – GENBAND may request changes to a SOW. The change resolution process will be as set out in the SOW.
c)
Suspension Clause - GENBAND shall be entitled to request Supplier to suspend performance of the Services for no more than ninety (90) days by giving written notice to the Supplier.  In such event, all time periods for performance of each party’s respective obligations under this Agreement shall be extended by a period equal to the period of such suspension.  In no event shall Supplier be entitled to any additional payment for such suspension.

d)
Supplier acknowledges that time is of the essence in completing Services and Deliverables, and that Supplier's failure to deliver any Service and/or Deliverable on its scheduled delivery date, may result in expense and damage to GENBAND.

e)	Deliverable Acceptance
Upon receipt of a Deliverable from Supplier, GENBAND promptly shall conduct the Acceptance tests for that Deliverable as described in the SOW.  If the Deliverable fails to pass Acceptance, GENBAND may choose to not Accept the Deliverable, and shall provide Supplier’s Project Manager identified in the applicable SOW with a notice stating in reasonable detail the manner in which the Deliverable failed to pass Acceptance. Upon receipt of such a notice from GENBAND, Supplier shall promptly adjust the unaccepted Deliverable unless a specific period for adjustment of the Deliverable is provided in the SOW.  In the event that Supplier has not received such a notice from GENBAND within 21 days after delivery of the Deliverable, or such longer period as the Parties mutually agree, GENBAND shall be deemed to have Accepted such Deliverable.

3.    Fees, Payments
a)	Fees
In consideration of the Services provided, GENBAND shall pay the fees, if any, as specified in the applicable SOW.
b)	Payment
All undisputed invoice amounts properly due shall be paid  in accordance with Section 9a of the Agreement, for the applicable Deliverables and/or performance milestones listed in the applicable SOW that have been accepted by GENBAND.  Supplier shall only issue invoices against a GENBAND’s purchase order.  Supplier shall send invoices to GENBAND at the address set forth in the applicable SOW, or to such address as otherwise notified by GENBAND.  Invoices shall identify the Deliverable or performance milestone, as applicable, being invoiced.  Payment shall not constitute Acceptance of non-conforming Services or Deliverables or performance milestones.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.    Risk of Loss
Risk of loss or damage to tangible Deliverables ordered under this Agreement shall pass to GENBAND upon its receipt of such Deliverables, at the delivery location specified in the applicable SOW.

5.    Grant of Rights

Unless otherwise expressly set forth in the applicable SOW, subsections 5.a through 5.h below shall apply.

a)	Each party acknowledges that the other party will remain the exclusive owner of its Background IPR.
b)
Supplier hereby grants to GENBAND a worldwide, non-exclusive, royalty-free, and non-transferable (except to End Users) license to use, copy, modify, translate, compile, configure, create derivative works based on, distribute and sublicense Supplier’s Background IPR, which may be embodied in Deliverables, solely for the purposes of allowing GENBAND, and Supplier, as applicable, to fulfill their respective obligations and exercise their rights under the Agreement, including without limitation, with respect to performing Acceptance testing of Deliverables and Exploiting the Deliverables.

c)
GENBAND hereby grants to Supplier, including Workers, a limited, non-exclusive, royalty-free, worldwide, non-transferable, indivisible, personal license for the term of the SOW to use, modify, prepare derivative works based on, and copy IPR provided by GENBAND pursuant to such SOW.  Such license shall be limited to and solely for the purposes of Supplier fulfilling its obligations under the SOW and this Agreement.  Nothing in this Agreement shall grant to Supplier any rights or license to use any GENBAND IPR and/or Confidential Information (including without limitation any GENBAND Confidential Information developed pursuant to this Agreement) for any purpose other than completion of the Services and Deliverables hereunder except as otherwise provided in the applicable SOW.

d)
Supplier's tools (whether software or hardware) that may be used in providing Services will remain the property of Supplier and will not be considered as Deliverables unless included in the Specification of Deliverables in the applicable SOW.

e)
GENBAND will own all Deliverables, including Foreground IPR in Deliverables and derivatives of Deliverables created by or for GENBAND and the Deliverable Technical Information. Ownership of the applicable Deliverables shall pass to GENBAND from the time of creation of such Deliverables. Supplier agrees to execute any further documentation required to file, register or otherwise protect the IPR in the Deliverables and derivatives of the Deliverables, or to secure research and development tax incentives, at GENBAND’s reasonable request and expense. Without limiting the foregoing, all Deliverables shall be deemed "work made for hire" under the copyright, patent and other laws of the United States and shall belong solely to GENBAND. Supplier hereby assigns to GENBAND all right, title and interest in, to and under any Foreground IPR and shall treat all such information as if it were GENBAND Confidential Information.

f)
Supplier represents and warrants that the creators of the Deliverables, including Workers have waived in writing their moral, intellectual property and ownership rights in the Deliverables.  Supplier shall ensure that (1) Workers execute the agreement set out in Appendix B, or its equivalent, and (2) written assurances are received from Workers that are consistent with the terms hereof with regard to Confidential Information. Supplier will provide the original executed documents to GENBAND and shall perform any other such actions as reasonably requested by GENBAND to effect the terms of this Section 5.d.  Supplier shall be liable for any losses arising from the failure of such Workers, for whatever reason, to execute the form of agreement set out in Appendix B hereof or to comply with the terms thereof.

g)
Supplier will not include in Deliverables or Services any Third Party Property unless otherwise specified in the applicable SOW. If Third Party Property is specified in the applicable SOW, Supplier will obtain from the respective third parties, worldwide, non-exclusive, royalty-free, non-transferable licenses for GENBAND to utilize Third Party Property as required for (1) the Exploitation of the Deliverables and (2) the performance of activities related to the SOW,  including without limitation the right to use, copy, modify, translate, compile, configure, create derivative works based on, distribute and sublicense such Third Party Property.  Supplier will promptly notify GENBAND of any difficulties in obtaining Third Party Property licenses. In all other respects, this Agreement does not affect a third party's ownership or rights in Third Party Property.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

h)	Supply Agreement
i)
Nothing in this Section 6 or in any SOW shall be construed as a commitment on the part of GENBAND or Subsidiaries or affiliates to purchase any quantity of Products or license any related software or software Deliverables under the Supply Agreement.

6.    Term and Termination
a)	Term
Each individual SOW will begin on the Work Statement Date as defined in the applicable SOW and continue until completion of all Deliverables and Services (including without limitation technical support and maintenance and training) required hereunder or under the applicable SOW, or until terminated as set out below or in the applicable SOW.
b)	Termination
i)
Either party will have the right to terminate the applicable SOW immediately if the other party is in material breach of any warranty, term, condition, or covenant of this Agreement, which breach materially and adversely affects the benefits to the non-breaching party under this Agreement, and the breaching party fails to cure that breach within ten (10) business days after written notice of that breach and of the non-breaching party's intention to terminate.

ii)	GENBAND will have the right to terminate the applicable SOW without cause upon thirty (30) business days’ prior written notice to Supplier.
iii)
Termination under subsection 6.b (i) above will become effective automatically upon expiration of the cure period in the absence of a cure.  Termination under subsection 6.b (ii) will become effective after such thirty (30) business day notice period.

c)	Effect of Termination
Upon any termination of the applicable SOW, unless otherwise stated by GENBAND, all rights and licenses granted by GENBAND to the Supplier under the applicable SOW(s), as applicable, shall immediately terminate.  Upon any termination of the applicable SOW, Supplier will immediately: (i) cease work, (ii) deliver to GENBAND all materials furnished by or owned by GENBAND, including but not limited to Confidential Information, including all copies thereof, (iii) prepare and submit to GENBAND an itemization of all completed and partially completed Deliverables and Services; (iv) deliver Deliverables achieving Acceptance at the aggregate fees, if any, in the relevant SOW; (v) deliver all Deliverable Technical Information; and (vi) deliver, upon request, any work in process. Upon termination of the applicable SOW (except for Supplier’s breach), GENBAND will pay Supplier, if there is any associated fee, for all Deliverables which have achieved Acceptance by GENBAND prior to the effective date of termination, plus the fee for any incomplete Deliverable or other work in progress that Supplier delivers to GENBAND.  In all cases of termination for Supplier’s breach, Supplier shall be liable to GENBAND for any and all expenses and damages resulting from the cause of the termination, provided, however, that Supplier’s liability for such expenses and damages shall not exceed the total amounts previously paid by GENBAND to Supplier pursuant to the SOW.

7.    Warranties
a)	General Warranties
In addition to the representations and warranties set forth in Section 5.d of this Exhibit H, Supplier represents and warrants that: (i) Supplier is authorized and has sufficient corporate powers to enter into this Agreement, (ii) it has the right to convey title and grant the licenses to GENBAND as provided in this Agreement, including without limitation with respect to the Deliverables and any licenses in Third Party Property, (iii) it has and shall pass to GENBAND good title (or, in the case of Third Party Property, licenses) to the Deliverables, free and clear of all liens and encumbrances, and (iv) the Deliverables do not infringe any third party IPR.
b)	Deliverables
i)
In addition to any warranties set forth in the SOW, Supplier represents and warrants that during the Warranty Period (1) each Deliverable, including the media if applicable, will be free from material defects in materials and workmanship and conform to the applicable Specifications, (2) any Deliverables comprising object code or source code shall contain no time limiting codes, authorization strings, or hardware key locks that will prevent the Deliverable from being fully functional at all times or that may be used to modify, damage, disable or compromise the security of any products provided by GENBAND, of end user networks, or of GENBAND own networks or computer systems, (3) if any Deliverables fail to conform to the above warranties in any material respect, Supplier will use reasonable commercial efforts to remedy any nonconformance at Supplier’s cost and (4) GENBAND shall be entitled to return the Deliverable and  Supplier shall be liable to GENBAND for any and all expenses and damages resulting from breach of such warranties, provided, however, that Supplier’s liability for such expenses and damages shall not exceed the total amounts previously paid by GENBAND to Supplier pursuant to the SOW.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ii)
Supplier represents and warrants that the Deliverables (1) are safe for normal use and non-toxic, (2) present no abnormal hazards to persons or their environment, (3) may be disposed of as normal refuse without special precautions, and (4) do not include any materials which has been defined as hazardous materials under any applicable statute, regulation, rule, bylaw, or ordinance.

c)	Open Source Software.
i)	Supplier represents and warrants for the life of the Deliverables that:
(1)	except for the open source software listed in the applicable SOW, the software does not include any Open Source Software; and
(2)	Supplier is in full compliance with the applicable license for each open source item listed in the applicable SOW.
ii)	If Supplier breaches a representation and warranty in this Section 7.c, Supplier will, at GENBAND’s option:
(1)	immediately repair or replace, at Supplier’s expense, the affected Software; and/or
(2)
indemnify GENBAND for damages suffered as a result of the breach and reimburse GENBAND the actual costs incurred  in connection with distributing the repaired or replaced Software to End Users and End User customers through field retrofit.

8.     Export Control
Supplier will comply with all applicable import, export and re-export control laws and regulations of the countries having jurisdiction with respect to the export of products and technology related to the product or included in Supplier’s providing the Services and Deliverables, including U.S. ‘deemed export’ and re-exporting regulations. Supplier shall be able to demonstrate such compliance to GENBAND.

9.     Independent Contractors; Removal of Workers
a)	Independent Contractors.
This Agreement shall not constitute either party the agent or legal representative of the other party for any purpose and neither party shall hold itself out as an agent of the other party other than as expressly provided in this Agreement.  This Agreement does not create a joint venture, partnership, principal-agent or employment relationship between GENBAND and Supplier and/or Workers, and GENBAND and Supplier are acting under this Exhibit as independent contractors.    Supplier indemnifies GENBAND and will hold GENBAND harmless from any claim or liability and related costs (including legal fees) resulting from (a) Supplier’s and/or Worker’s or any third party claiming that Supplier or Worker has the status of a GENBAND employee, including related employment benefits; (b) Supplier or Worker failing to withhold or pay, as applicable, employment taxes; or, (c) GENBAND not having withheld or paid employment taxes with respect to Supplier or Worker.  The obligations of this Section 9.a will survive the termination of the Agreement.
b)	Removal of Workers.
GENBAND shall have the right to request Supplier to remove one of its employees from the supply of Services to GENBAND for any commercially reasonable reason.  Supplier shall promptly remove such employee from the supply of Services upon receiving such request from GENBAND. GENBAND shall not be responsible for payment for Services supplied by the Supplier employee after the date of such request for removal. Any such request by GENBAND for removal of any Supplier employee shall not be considered to be a request for termination of any employment or other relationship between the employee and the Supplier.  Any decision to terminate such employment or other relationship shall be made solely by Supplier. Supplier shall indemnify and hold GENBAND free and harmless from all employment liabilities arising out of the request by GENBAND for removal and/or Supplier’s termination of any employment or other relationship with any Supplier employee.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.  General Provisions
a)	Materials/Equipment Furnished by GENBAND
GENBAND will own all materials and/or equipment provided to Supplier under the Agreement, if any.  GENBAND will provide the materials and/or equipment on an “as is” basis only and GENBAND makes no warranties with respect to any such materials and/or equipment furnished by it to Supplier, whether written or oral, statutory, express or implied, including without limitation, any warranty of merchantability or fitness for a particular purpose or of non-infringement.  Supplier will return the materials and/or equipment upon the earlier of the completion of related Services and Deliverables or GENBAND’s request for the materials and/or equipment.  Supplier will bear the risk of loss for any materials and/or equipment provided to it by GENBAND and shall return the materials and/or equipment in the same condition in which they were furnished to Supplier, reasonable wear and tear excepted.
b)	Technical Support
"Technical Support" in this Exhibit H means the support-related Services that Supplier shall provide during the term of the applicable SOW, and thereafter for so long as any Deliverable is within its Warranty Period, to GENBAND in accordance with the applicable SOW.   Fees for Technical Support, if any, shall be as set forth in the applicable SOW.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX A to Exhibit H - FORM OF STATEMENT OF WORK (“SOW”)

The parties agree that SOWs may be attached to this Exhibit H, or executed separately hereunder and incorporated into this Exhibit by their execution, provided that each such SOW references this Exhibit, is referenced as Appendix A-___{sequential number} to this Exhibit, and is signed by both parties to this Exhibit.

The form of Appendix A to be used as a guide for the creation of SOWs is as follows:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix A- ____ to GENBAND Agreement No:
by and between
GENBAND and Procera (the “Agreement”)

Project Title:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Revision History
Date	Version	By	Description of Change
dd mmm yyyy	0.01		Initial document.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Table of Contents

1.	INTRODUCTION	3
2.	PROJECT DESCRIPTION	3
2.1.	PROJECT DESCRIPTION	3
2.2.	CONTRACTOR SERVICES PROJECT DESCRIPTION	3
2.3.	CONTACT INFORMATION	3
2.4.	LOCATION OF WORK FACILITIES	3
3.	TECHNICAL SPECIFICATIONS	3
4.	STATEMENT OF WORK	3
4.1.	SYSTEM OVERVIEW	3
4.1.1.	SUBSYSTEM DESCRIPTION	3
5.	ASSUMPTIONS AND RISKS	3
5.1.	ASSUMPTIONS	3
5.2.	RISKS	3
6.	DELIVERABLES	3
6.1.	DOCUMENTATION DELIVERABLES	3
6.1.1.	PROJECT MANAGEMENT	3
6.1.2.	ARCHITECTURE STUDY	3
6.1.3.	SYSTEMS DEVELOPMENT	3
6.1.4.	SYSTEMS ACCEPTANCE	3
6.1.5.	SOFTWARE DESIGN	3
6.2.	SOFTWARE DELIVERABLES	3
6.3.	SERVICES DELIVERABLES	3
7.	PROJECT SCHEDULE	3
8.	ACCEPTANCE CRITERIA	3
9.	FIXED PRICE ENGAGEMENT	3
9.1.	FEE FOR FIXED PRICE ENGAGEMENT	3
9.2.	MILESTONE PAYMENT SCHEDULE	3
9.3.	PAYMENT TERMS	3
9.4.	ADDITIONAL TERMS	3
10.	TIME AND MATERIALS ENGAGEMENT	3
10.1.	ESTIMATED ENGINEERING SERVICES FEES	3
10.2.	TRAVEL COSTS	3
10.3.	OTHER COSTS	3
10.4.	PAYMENT TERMS	3
10.5.	ADDITIONAL TERMS	3
10.6.	SUMMARY OF FEES	3
11.	WARRANTY	3
12.	OPEN SOURCE CONTENTS	3
13.	OWNERSHIP	3
13.1.	BACKGROUND IPR	3
13.1.1.	GENBAND NETWORKS BACKGROUND IPR	3
13.1.2.	CONTRACTOR BACKGROUND IPR	3
13.2.	FOREGROUND IPR	3
13.2.1.	GENBAND NETWORKS OWNED FOREGROUND IPR	3
13.2.2.	CONTRACTOR OWNED FOREGROUND IPR	3
14.	SIGNATURE PAGE	3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.	Introduction

This Appendix A-___, effective this ______ day of _______ (“Work Statement Date”), defines the services to be performed for GENBAND US LLC (“GENBAND”)  by Procera Networks, Inc., (“Supplier”) in accordance with the following project information.

The term of this SOW will begin on the Work Statement Date and continue until the completion of all Deliverables and Services under this SOW.

Completion Date for all Deliverables under this SOW:  [to be completed]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.	Project Description

Include a detailed description of the proposed approach to the project.  This should be a narrative, not a bullet list.  The bullet list will be inserted below in Section 4 - Statement of Work.  Include any diagrams or other technical details here.

2.1.	Project Description

From a top-level perspective, describe the overall GENBAND project.

2.2.	Supplier Services Project Description

From a top-level perspective, describe how Supplier is proposing to participate in this GENBAND project.

2.3.	Contact Information

For each of the following key positions, provide name, title or area of responsibility, phone number and external Email address:  GENBAND and Supplier Project Managers, GENBAND Technical Contact(s), key Supplier personnel who will work on the project.  Also provide the address where the Deliverables should be delivered.  If there are additional Notice requirements over and above those set forth in the Agreement, add these requirements (i.e. where to send copy of Notices) here.

2.4.	Location of Work Facilities

Provide a description of where the work under this project will be performed.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.	Technical Specifications

The following documents are referenced within:

	Document	Version	Scope
1	Example Specification Name	1.0	This document describes the format of the ??? files that will be delivered to the Generic System.
2
3
4

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.	Statement of Work

Provide a high-level statement of work and high-level Work Breakdown Structure defining the activities that will be performed for this project.  The following subsection titles are possible examples of how the SOW can be decomposed.  The actual breakdown will be project dependent and subject to the discretion of the technical leads for the project.  The Work Breakdown Structure should address additional Technical Support if such support is required.

4.1.	System Overview

Begin text here.

4.1.1.	Subsystem Description

Begin text here.

Low-Level Detail

Begin text here.

Figure Error! No text of specified style in document.-1 System Diagram

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.	Assumptions and Risks

5.1.	Assumptions

This is a high-level list of the key assumptions that affect the project.  List in order of impact from highest to lowest.

The following list shows the key assumptions used in preparing the schedule and estimates for this Project.

Assumption	Potential Impact of Assumption non-fruition
Assumption 1
Assumption 2
Assumption 3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.2.	Risks

Identify the main risks associated with this work and describe the mitigation steps that will be undertaken.

The following list shows the main risks associated with this Project and the steps that will be undertaken by Supplier to mitigate them. Any risk identified shall in no way affect Supplier’s obligations to deliver the Deliverables in accordance with the Statement of Work, including the applicable Schedule.

Risk	Mitigation Steps
Risk 1
Risk 2
Risk 3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.	Deliverables

Supplier shall provide the following Deliverables.  All electronic files applicable to the Deliverables listed in this Section 6 will also be supplied on CDROM and delivered to the GENBAND Project Manager.

6.1.	Documentation Deliverables

Supplier will provide the following documentation under this project.

Delete any sections/documents below that do not apply.  Note that the Project Progress/Status Report is mandatory and cannot be removed from the list below, however, additional contents may be specified.  For each Deliverable, provide a description of the contents and format (look at the Project Progress/Status Report for an example).  For those Deliverables which will be delivered at regular intervals, specify this interval.

6.1.1.	Project Management

•	Project Management Plan

•	Project Progress/Status Report

The Project Progress/Status Report shall be provided on a bi-weekly basis.  This report will be delivered as a MS-Word compatible document and will contain the following information:

i.	a summary of the work performed by Supplier since the last status report was delivered;

ii.	a summary of the work to be performed by Supplier before the next status report is delivered;

iii.	a statement indicating whether or not Supplier expects to provide GENBAND with each Deliverable on its respective delivery date;

iv.	a report showing the progress made by Supplier in repairing any errors reported; and,

v.	any other information that Supplier reasonably believes is relevant to the SOW.

6.1.2.	Architecture Study

•	Architecture Study Document

•	Proposal for Development Phase

6.1.3.	Systems Development

•	System Design Document

•	User Interface Specification

6.1.4.	Systems Acceptance

•	Acceptance Criteria Document

•	User Interface Specification

6.1.5.	Software Design

•	Software Design Document

•	Installation Instructions

•	Install Files

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

•	Software Build Release Notes

•	Source Code

•	Make and Include Files

•	User Guide

6.2.	Software Deliverables

 Provide a description for each Deliverable and the format in which it is to be provided.

6.3.	Services Deliverables

 Provide a description for each Deliverable and the method with  which it is to be provided.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.	Project Schedule

Project Milestones will belong to one of two categories: (i) Project Milestones associated with the Acceptance of document, software and/or services Deliverables, and (ii) Project Milestones associated with the completion of GENBAND actions, which actions must be completed  before a Supplier activity can be initiated (i.e. there is a direct dependency between a Supplier Deliverable and the timely completion of the GENBAND action).  The second column of the table below should list the related Deliverables.

The following schedule will apply to the Project:

	Project Milestone (list Deliverables as applicable)	Completion
1	Project start	1 week ARO
2	Event description	3 weeks ARO
3	Event description	6 weeks ARO
4	Event description	10 weeks ARO
5	Project end	15 weeks ARO
ARO – After receipt of Order

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.	Acceptance Criteria

For each Deliverable and/or Project Milestone, identify in the table below the Acceptance Criteria (if appropriate, also provide details of the approach to be used to demonstrate compliance) and the Acceptance Period.

Where the identification of Acceptance Criteria has been deferred to a separate Acceptance Plan to be delivered as a project Deliverable, simply provide a note to that effect.

Unless otherwise specified in the table below, upon receipt of a notice from GENBAND that a Deliverable failed to pass acceptance, Supplier shall promptly correct the non-conformance.

Deliverable Name/Description:
Associated Specification:	Acceptance Period:
Acceptance Criteria:
Deliverable Name/Description:
Associated Specification:	Acceptance Period:
Acceptance Criteria:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.	Fixed Price Engagement

Delete ‘Fixed Price Engagement’ section for a Time and Materials Engagement.

9.1.	Fee for Fixed Price Engagement

The project fees should be broken down by major work element where practical/applicable so as to provide a good understanding of their relative cost.

Based on this Statement of Work, Supplier proposes the following fee under a fixed price engagement.

Project Fees	Total
Work element #1	$0
Work element #2
Work element #3
Total

9.2.	Milestone Payment Schedule

The payment milestones must correspond to the project milestones defined is section 7 of this SOW.

The following milestone payment schedule shall apply:

Project Milestone	Estimated Completion	Progress Payment
Start of Project		$
$
$
$
$
$

9.3.	Payment Terms

Payment Terms shall be as set forth in Part 3 of the Agreement.

9.4.	Additional Terms

If applicable, provide other financial terms such as a cap on costs, performance incentives, special credits, penalties for late delivery and any comm.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.	Time and Materials Engagement

Delete ‘Time and Materials Engagement’ section for a Fixed Price Engagement.

Note that in the following tables, the total is a table formula.  Select the cell and press F9 to update the value.

10.1.	Estimated Engineering Services Fees

Based on this Statement of Work, the following are estimated fees for Engineering Services.  Supplier reserves the right to request the use of other types of engineers if required for the Project.  GENBAND will not withhold the approval of any such reasonable requests.

Delete rows containing 0 hours estimated for this project.

Type of Engineering Effort	Estimated Hours	Hourly Rate	Estimated Fees ($ USD)

		Estimated Total	$ 0

10.2.	Travel Costs

In the Description of Travel, provide a high-level breakdown of the estimated costs.

Any travel required of Supplier employees and its subSuppliers must be pre-approved by GENBAND.  GENBAND will reimburse Supplier for actual, reasonable travel and living expenses.  If requested by GENBAND, Supplier will provide GENBAND with detailed expense reports for such travel.

The following are the estimated travel expenses:

Description of Travel	Estimated Costs
0
0
Total Travel Estimate:	$0

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.3.	Other Costs

Any licensing fees, software purchase, and other costs should be listed and described here.

Description of Cost	Estimated Costs
0
0
Total Other Costs:	$0

10.4.	Payment Terms

Payment Terms shall be as set forth in Part 3 of the Agreement.

10.5.	Additional Terms

If applicable, provide other financial terms such as a cap on costs, performance incentives, special credits and penalties for late delivery.

10.6.	Summary of Fees

The estimated total fees for this project are summarized below.

Fee Category	Total
Engineering Services	0
Travel Costs	0
Other Costs	0
The estimated total fees for this project are:	$0

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.	Warranty

Modify the sentence below if the Warranty Period different from the default 90 days is required.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.	Open Source Contents

List all applicable license agreements for each open source item and provide a copy of such license agreement(s) which shall be deemed appended to this SOW as Appendix A hereto.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.	Ownership

13.1.	Background IPR

The following tables specifically enumerate Background IPR, as defined in Part ? (Definitions) of the Agreement, provided by GENBAND and Supplier to support the performance of the work under this SOW.  The terms and conditions applicable to Confidential Information disclosed by the parties and any licenses to Background IPR shall be as set forth in Part 5 (Grant of Rights) of Exhibit H to the Agreement.

13.1.1.	GENBAND Background IPR

Identify each unique instance of Background IPR, as defined in Part 1 (Definitions) of Exhibit H to the Agreement, provided by GENBAND.

Background IPR Incorporated in Deliverables or Used During Provision of Services by Supplier	Third Party Property Included in Background IPR by GENBAND

13.1.2.	Supplier Background IPR

Identify each unique instance of Background IPR, as defined in Part 1 (Definitions) of Exhibit H to the Agreement, provided by Supplier.

Background IPR Incorporated in Deliverables or Used During Provision of Services by Supplier	Third Party Property Included in Background IPR by Supplier

13.2.	Foreground IPR

In addition to the provisions of sections 13.2.1 and 13.2.2 below, the terms and conditions applicable to ownership of the Deliverables shall be as set forth in Part 5 (Grant of Rights) of Exhibit H to the Agreement, [*]:

13.2.1.	GENBAND Owned Foreground IPR

Provide one table, as provided below, for each applicable Deliverable.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Deliverable Name:
Third Party Material Contained in Deliverable:	Supplier warrants that GENBAND will have all necessary rights to use deliverables:
Open Source Third Party Material Contained in Deliverable:	Identify Open Source License:
Supplier Rights to Deliverable:	Supplier shall have the right to use the Deliverables solely during the term of this Statement of Work and solely to perform activities for GENBAND under this Statement of Work.

13.2.2.	Supplier Owned Foreground IPR

Provide one table, as provided below, for each applicable Deliverable.

Deliverable Name:
Third Party Material Contained in Deliverable:	Supplier warrants that GENBAND will have all necessary rights to use deliverables:
Open Source Third Party Material Contained in Deliverable:	Identify Open Source License:
GENBAND Rights to Deliverable:	In accordance with the terms of the Software License Agreement as defined in Part 5 (Grant of Rights) of Exhibit H to the Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.	Signature Page

In Witness Whereof, the parties have caused this SOW to be executed by their duly authorized representatives, on the date and year first above written.

[Supplier Name]	GENBAND

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX B to Exhibit H  - Form:  Confidentiality and Intellectual Property Agreement and Acknowledgement

I, the undersigned, acknowledge that ______[Insert applicable Supplier entity/Subsidiary name]_______________ ("Supplier"), has a contractual relationship with GENBAND ____________[Insert applicable GENBAND entity/Affiliate/Subsidiary name]______________________ (“GENBAND”) or an Affiliate or a Subsidiary (each as defined below) (each a "GENBAND Company") for the supply of certain services and deliverables (Services), as a result of which in the course of my supplying Services as an employee, agent or contractor of Supplier or as an employee of such agent or contractor of Supplier, I may receive, become aware of, or be given access to Confidential Information (as defined below) of GENBAND or a GENBAND Company.

In consideration of (i) GENBAND or GENBAND Company permitting Supplier to disclose to me directly or indirectly, (ii) GENBAND or GENBAND Company’s direct or indirect disclosure to me, and/or (iii) access by me to Confidential Information in the course of supplying Services, and in consideration for the entering into an arrangement with the Supplier (e.g. as an employee, agent or contractor of Supplier or as an employee of such agent or contractor of Supplier) for the supply of Services, I agree as follows:

DEFINITIONS:  The following definitions will apply to this Exhibit and Acknowledgement:

“Affiliate(s)” means one or all of the following (a) a third party that enters into a written agreement with GENBAND allowing the third party to design, manufacture, in modified or unmodified form, and/or integrate GENBAND’s products and/or lease, sell, sublicense or distribute (directly or indirectly through distributors) GENBAND’s products, using GENBAND’ or such third party company’s brand name; (b) a business enterprise with a limited scope and duration between GENBAND and a third party; or (c) an entity of which the parent of GENBAND, GENBAND Corporation, directly or indirectly, owns or controls between 20% and 50% of the voting securities or other control mechanism, and where any of (a), (b) and/or (c) performs work or provides services on behalf of GENBAND.

“Assignment” shall mean the provision of Services including without limitation the advice, information and assistance, to be provided by me to GENBAND or a GENBAND Company on behalf of the Supplier and more particularly described in the Master Services Agreement between GENBAND and the Supplier for the provision of those Services or in the purchase order which relates to my Assignment.

“Assignment Termination Date” shall mean the date when the Assignment ends, or when my involvement with the Assignment is brought to an end.

“Confidential Information” shall mean any business, marketing, technical, scientific or other information in any form, whether oral, visual, written or digital, which may be discovered, produced or disclosed during or in connection with the Assignment which:

(i)           is designated as confidential at the time of disclosure or creation; or

(ii)          is disclosed or created in circumstances of confidence; or

(iii)         would be understood by the parties, exercising reasonable business judgment, to be confidential,

including, but not limited to, any information of GENBAND or a GENBAND Company, or any third party, in connection with the negotiation or performance of the Master Development Agreement between GENBAND and the Supplier for the provision of Services, regardless of form, including, but not limited to, technical drawings and manuals, designs and concepts; software programs, routines, formulae and concepts; production plans, designs, layouts and schedules; marketing analyses, plans, customer data and surveys; all matters relating  to GENBAND or a GENBAND Company’s finances and personnel; GENBAND or a GENBAND Company’s supplier information or GENBAND or a GENBAND Company’s customer information, non-proprietary information of GENBAND or a GENBAND Company, its suppliers, its customers or any third party.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Customer” shall mean the customer or customers of GENBAND and GENBAND Companies in connection with whom I am carrying out the Assignment;

“Subsidiary” means an entity that directly or indirectly (a) controls or is controlled by GENBAND or Supplier by equal to or more than fifty percent (50%) of the voting stock, shares or voting power, or (b) is under common control with GENBAND or Supplier by equal to or more than fifty percent (50%) of the voting stock, shares or voting power of the entity and GENBAND or Supplier.

1.	CONFIDENTIAL INFORMATION

1.1.	I shall receive and maintain all Confidential Information disclosed to or accessed by me during the Assignment and all work product produced by me in confidence.

1.2.
I shall not provide copies of any Confidential Information disclosed to, produced by or accessed by me to anyone except to someone authorized by GENBAND or a GENBAND Company to know.   I shall use the same degree of care as I use to protect my own confidential information and that of my employer, but no less reasonable care, to prevent unauthorized access, use, alteration, dissemination, or publication or destruction of the Confidential Information.   I shall not disclose to a third party or copy any Confidential Information which I have gained by virtue of the Assignment without the prior written consent of GENBAND or the applicable GENBAND Company.

1. 3.
I shall upon request from GENBAND, immediately return to GENBAND or GENBAND Company(ies) all Confidential Information and copies thereof, or if directed by GENBAND  or GENBAND Company(ies) shall immediately destroy such Confidential Information and all copies thereof and shall provide proof of their destruction to GENBAND.

1.4	I shall not make use of any Confidential Information disclosed to, produced by or accessed by me for any purpose other than to supply Services in connection with the Assignment.

1.5	I shall not be bound by the obligations restricting disclosure and use set forth in this Exhibit with respect to Confidential Information, or any part thereof, which:
(a)	was known by me prior to disclosure, as evidenced by my or the Supplier’s business records;
(b)	was lawfully in the public domain prior to its disclosure, or become publicly available other than through a breach of this Exhibit;
(c)
was disclosed to me by a third party provided such third party or any other party from whom such third party receives such information is not in breach of any confidentiality obligation in respect of such information;

(d)
is disclosed when such disclosure is compelled pursuant to legal, judicial, or administrative proceeding, or otherwise required by law, subject to me giving all reasonable prior notice to GENBAND or the applicable GENBAND Company(ies) to allow it to seek protective or other court orders.

1.6	I declare that I am under no obligation to any other person firm or corporation which is inconsistent with this Exhibit or which imposes any restriction on the Assignment.

2.	INTELLECTUAL PROPERTY RIGHTS

2.1.
All materials produced by me in connection with the Services (“Work Product”) shall be the sole property of GENBAND, and I hereby assign, irrevocably and in perpetuity, whatever right, title and interest I may have or claim to such Work Product and all rights therein, including, but not limited to, any patent, copyright, right to create derivative works, trademarks, trade secret, or other intellectual property rights, to GENBAND or the applicable GENBAND Company. All legal and beneficial title and interest in all Confidential Information I create as a consequence of the Assignment shall belong to GENBAND or the applicable GENBAND Company.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.2
I hereby waive any and all moral rights I may have in the Work Product, and hereby authorize GENBAND or the applicable GENBAND Company and/or any person or entity obtaining rights directly or indirectly from GENBAND or GENBAND Company(ies) (to the extent of such rights) to make any desired changes to the Work Product or any part thereof, to combine or use the Work Product with any other goods, products, materials, services or software in any manner desired, and to withhold my identity as an author in connection with any distribution or use of the Work Product in any manner thereof, either alone or in combination with other goods, products, materials, services or software.

3.	PROTECTIVE COVENANTS

3.1
I shall not , without the consent of GENBAND or a GENBAND Company (which consent not to be unreasonably withheld,)either during the term of the Agreement or for a period of twelve (12) months after the Assignment Termination Date, whether alone or jointly and whether on my own account or for the benefit of Supplier or any person, firm, company (which is not a member of GENBAND or a GENBAND Company), association, charity or society (whether incorporated or otherwise) (a) offer to employ, or (b) offer to employ or endeavor to entice away from GENBAND or any GENBAND Company, or endeavor to employ any person who is or was at any time during the period of twelve (12) months expiring on the Assignment Termination Date an employee, director or officer of GENBAND or any GENBAND Company.

3.2
I am not an employee of GENBAND or any GENBAND Company and am not eligible for or entitled to any compensation, benefits, perquisites or privileges given or extended to any GENBAND or GENBAND Company employee, even if I am later determined under the applicable statute or regulation by the relevant authority or under the common law by a court of competent jurisdiction to be an employee of GENBAND or GENBAND Company or am treated as such under a settlement agreement.

3.3
Each of the undertakings given in this clause shall be deemed to be separate and severable and to the extent that such clause may be unenforceable or void such clause or part thereof shall be deemed to be deleted without affecting any of the other valid provisions contained herein.

4	MISCELLANEOUS

4.1	I hereby undertake that I shall execute and/or procure the execution of all documentation necessary to give effect to the clauses contained in this Exhibit

4.2.
The obligations in this Exhibit are personal to me and shall continue in effect after the Assignment Transfer Date. I shall maintain the confidentiality of any Confidential Information received pursuant to this Exhibit for a period of ten (10) years following the date of my signature of this Exhibit, regardless of whether or not I remain associated in any manner, either directly or indirectly with Supplier, its agents and/or contractors.

4.3.
I acknowledge that damages may not be an adequate remedy for a breach of this Exhibit by me and, consequently, that an injunction and/or other appropriate equitable relief may be obtained to remedy a breach or threatened breach hereof.

4.4.
I shall abide by GENBAND and/or GENBAND Company policies, procedures and work instructions as they pertain to my supply of services and Work Product as such policies, procedures and work instructions are identified to me.

5.
GOVERNING LAW - To the extent that I have a choice regarding the governing law of this Exhibit, this Exhibit shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and I hereby submit to the jurisdiction of the courts of New York.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

I acknowledge and agree to the terms contained in this Exhibit.

Signature: __________________________

Print Name:_________________________

Title:______________________________

Date:______________________________

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT I

SOURCE CODE CONFIDENTIALITY AGREEMENT

STATEMENT OF INTENT WITH RESPECT TO THE SOURCE CODE CONFIDENTIALITY AGREEMENT TO BE NEGOTIATED BY THE PARTIES.

The Parties agree that prior to GENBAND receiving Supplier’s Source Code that they shall mutually agree on a Source Code Confidentiality Agreement that will be documented in an amendment to this Schedule I and will contain procedures to protect Supplier’s Source Code while in GENBAND’s possession.  The Parties acknowledge that time is of the essence in completing this Schedule I and shall employ best efforts to complete this schedule within thirty (30) days of the Effective Date. The Chief Technology Officer of each Party shall be responsible for leading the negotiations in completing this Schedule I.

The Parties agree and acknowledge that the completed Exhibit I will address the following principals:

1.             Source Code Confidential Information (defined below) is a form of Confidential Information as defined in the MASTER OEM PURCHASE AND SALE AGREEMENT (“Agreement”) so the provisions of Section 15 (Confidentiality) in the Agreement shall apply to the Source Code Confidential Information in addition to the requirements of Exhibit I.   GENBAND (or Recipient) shall hold the Source Code Confidential Information in strict confidence at all times and shall not disclose any Source Code Confidential Information to any other person or entity except as described in Section 14.d of the Agreement.

2.             As used herein, “Source Code Confidential Information” means (a) the source code and any and all related information provided by Supplier (or “Discloser”) to Recipient, including programming language Source Code files (including pseudo language elements such as signature Source Code), flow charts, design documentation, specifications, build tools, scripts, and any available relevant documentation, test cases and software test tools, data models, and algorithms associated with or embodied in such source code; and (b) any memorandum, analysis, compilation, summary, interpretation, study, report, or other document, record, or material that is or has been prepared by or for Recipient and that contains, reflects, interprets, or is based directly or indirectly upon any information of the type referred to in clause “(a)” of this sentence.

3.             Recipient shall not use any Source Code Confidential Information for any purpose other than Section 3.d.iv and 14.d of the Agreement.

4.             Contractors acting on behalf of Recipient approved by the Parties (“Approved Contractors”) will be allowed to act upon the Source Code.  The Parties agree and acknowledge that the only Approved Contractor as of the Effective Date is Nortel Networks Netas Telekomunikasyon A.S., (“Netas”), located in the country of Turkey.  Netas will remain an Approved Contractor only for so long as Netas is under contract with Recipient.  Supplier shall reasonably consider and approve Recipient’s requests for additional contractors to act upon the Source Code, such request not to be unreasonably withheld.

5.             Approved contractors acting on Recipient’s behalf will be granted the same rights under the Source Code Confidentiality Agreement as Recipient’s employees provided such contractors are subject to the same restrictions as Recipient’s employees and Recipient is legally responsible for such contractors’ acts or omissions under the Source Code Confidentiality Agreement.  Such Approved Contractors and Recipient’s employees shall collectively be referred to as “GENBAND Personnel.”

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.	The Source Code Confidentiality Agreement will contain requirements for the handling of the Source Code by GENBAND that are consistent with the following principles:

a)	General Principle

i)
GENBAND and Supplier intend to support GENBAND’s development of derivative products in such a way that Supplier’s software and the associated Source Code can be independently maintained by Supplier on an ongoing basis. This principle necessitates great care on the part of both companies with respect to how derivative products are architected and how any necessary changes in Supplier’s Source Code are made. Our joint objective is to ensure that any required modifications in Supplier’s software are performed in such a way that Supplier can independently maintain their Source Code and so that GENBAND can incorporate future versions of Supplier’s Source Code into derivative products with minimal overhead on both companies’ part. The purpose of the Architectural Review Meeting and associated Derivate Product Architectural Plan document explained in the following sections is to create a disciplined and technically sound plan that the two companies will use to create derivative products in a way that meets these goals.

b)	Architectural Review Meeting

i)	The purpose of the meeting is to map out a derivative work and:
(1)
Decide on which party does what, depending on resources, will, and timing. Per other elements of the contract, GENBAND will have the right to make the final determination on where and how it will develop derivative works after consulting with Supplier in this fashion.

(2)
Decide on best practices on how to handle interfaces between GENBAND’s derivative product Source Code and Supplier’s Component Source Code and on APIs/SPIs for external system interfaces. This will be done in such a manner that future development, debugging, support should not be cumbersome for either company to perform.

(3)	Component Source Code in this context are larger logical groupings of Supplier Source Code including:
•	PacketLogic DRDL Runtime Environment
•	PacketLogic DRDL Signature Database
•	PacketLogic DRDL Signature Compiler
•	PacketLogic Fast Path (Engine)
•	PacketLogic Shaping Infrastructure
•	PacketLogic Load Balancer
•	PacketLogic GUI (PLClient)
•	PacketLogic Python API
•	PacketLogic Database Daemon (PLDB)
•	PacketLogic Daemon (PLD)
•	PacketLogic Statistics Daemon (PLSD)
•	PacketLogic Connection Logger
•	PacketLogic Subscriber Manager (PSM)
•	PacketLogic Command Line Interface (CLI)
•	PacketLogic Unit Installation System (Install System)
•	PacketLogic Firmware Build Infrastructure (Build System)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ii)
GENBAND agrees to make a commercially reasonable effort to agree on and baseline an architectural plan before undertaking a derivative product development. Should the companies not be able to agree on a baseline architectural plan per a) and b) above, GENBAND reserves the right to proceed with the development of a derivative product and Supplier has the right to refuse continued support of any elements of the Source Code specifically related to the areas of disagreement. The areas of disagreement and the support implications will be specifically identified in the otherwise baselined Derivative Product Architectural Plan document for the derivative product. Should GENBAND determine that a Highly Protected Source Code component needs to be modified in connection with a derivative product development, Supplier will release the necessary elements of the Highly Protected Source Code component to GENBAND in Source Code form to allow GENBAND to proceed.

iii)
There will be a formal, Derivative Product Architectural Plan Document review to implement this element of the agreement at the start of each derivative product development. Changes may be made in the baseline by mutual agreement between the companies CTOs via a process to be defined and documented within 30 days of the contract closure.

c)	Levels of Source Code Protection

i)	We will have two levels of protection for different elements of Supplier’s Source Code. The categories will be “Highly Protected Source Code” and “Restricted Access Source Code”.

ii)	The Highly Protected Source Code will consist of:

(1)	The Source Code for the PacketLogic DRDL Signature Compiler

(2)	The Source Code for the full PacketLogic Signature Database of developed by Supplier

(3)	The Source Code for the PacketLogic DRDL Runtime Environment

(4)
Supplier has represented that it has a DRDL Runtime Toolkit which allows extensions to the PacketLogic DRDL Runtime Environment to be made outside of Supplier. The DRDL Runtime Toolkit will not be part of the Highly Protected Source Code and will be classified and handled as Restricted Access Source Code.

(5)	GENBAND will have copies of items a), b) and c) above in object code or equivalent compiled form to use for derivative product development and support.

(6)
This list may be amended by mutual written agreement of both companies in the future. It is agreed that we will only place Source Code elements in this category to protect the essence of Supplier’s unique intellectual property associated with their product.

iii)
A “Clean Room” environment will be established by GENBAND for the purpose of accessing the Highly Protected Source Code and as a means to secure the servers which store other Supplier Source Code. This Clean Room will include workstations with networked access to the Supplier Source Code Repository over a VPN, with individual user authentication methods and restriction levels.

iv)	Access to the Highly Protected Source Code will be over the VPN only in a “read only” form.

v)
A Source Code Handling Procedural Document covering methods and procedures to be used to protect Supplier’s Source Code (as well as Source Code for GENBAND’s derivative products) will be completed by the companies CTOs within 30 days of the signing of the contract and will gate the release of all Supplier Source Code to GENBAND. Once this document is complete, Supplier will release a complete copy of all Source Code for the product except for the Highly Protected Source Code (subject to the limitations of Supplier’s third party licensing agreements as addressed elsewhere in the contract) to GENBAND and GENBAND will protect and handle said Source Code per the terms of the Source Code Handling Procedural Document. Supplier will also release the object code form of the Highly Protected Source Code Components at the same time as the rest of the Source Code. Supplier will periodically update GENBAND’s copy of the Source Code as well as the object form of the Highly Protected Source Code as new versions are created. These transfers will be implemented via a secure means as defined in the Source Code Handling Procedural Document.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

vi)
Whereas it is GENBAND’s intent to integrate the Supplier Source Code with GENBAND’s Versatile Service Engine operating environment to create a series of derivative products including mobile packet core and mobile packet offload products and the associated enhancements to Supplier’s User Interface (PacketLogic GUI and PacketLogic Command Line Interface), Subscriber Management and Statistics, Fast Path/Load Balancer, Shaping Infrastructure, APIs, Build and Install Systems and related components, it has been determined that all of the PacketLogic Source Code components needed to compile and build Supplier’s products need to be released to GENBAND after the Source Code Handling Procedural Document is completed with the exception of Highly Protected Source Code components listed above (the latter will be released in object code for at the same time). This is necessary to allow, among other things, GENBAND to build the full product with the patching capabilities of the Versatile Service Engine operating environment. GENBAND will be allowed to maintain a Local Copy of the Restricted Access Source Code on its Servers in the clean room for GENBAND’s use in support activities and in connection with the creation and building (compilation and linking) of derivative products. As defined in the following section, GENBAND will implement mechanisms that prevent GENBAND  Personnel from making modifications to the Source Code in connection with derivative product development in ways that are not consistent with the associated Derivative Product Architectural Plan document. Supplier will make updated versions of its Source code available to GENBAND when new versions are created by Supplier and will assist GENBAND in keeping its Local Copy of the Source Code and objects associated with the Highly Protected Source code up to date as new versions of the Source Code are developed and when Supplier releases Updates and Upgrades to Products.

d)	Restricted Access Source Code

i)	Restricted source access is granted to a larger group of GENBAND Personnel than have access to the Highly Protected Source Code.

ii)
This Source Code will be available "at the developer’s hand", in whatever form is deemed appropriate by GENBAND, but will be done in such a way that is not cumbersome to deal with either for Supplier or GENBAND other than as required to ensure the Source Code is protected. This will also be done in a way that ensures that the Source Code is protected according with the Source Code Handling Procedural Document.

iii)
GENBAND will take reasonable steps to ensure that GENBAND Personnel do not modify Source Code in a fashion that is inconsistent with the Derivative Product Architectural Plan document associated with a given derivative product development. This may include providing read only access to Components included in GENBAND’s Local Copy of  the Restricted Access Source Code which are not identified as being targeted for modification in the Derivative Product Architectural Plan Document associated with a derivative product development. Should GENBAND need to make modifications that are inconsistent with the associated Derivative Product Architectural document, GENBAND will seek to amend said document with Supplier. Should GENBAND be unable to reach agreement on suitable amendments, GENBAND has the right to proceed with changes it deems necessary to complete the development of the derivative product.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

iv)
It is noted that it might make sense in some cases to fold the Source Code developed by GENBAND back up into Supplier’s repository for easier maintenance. The procedure for determining this will be a Statement of Work to be completed at the start of a derivative product development. The procedures used to protect Supplier’s Source Code will apply on a reciprocal basis to situations where GENBAND’s Source Code associated with a derivative is placed in Supplier’s repository.

e)	Highly Protected Source Code Access

i)
Access for viewing the Highly Protected Source Code will be granted in an approved Clean Room like environment at a mutually agreed upon GENBAND location(s). Supplier will have the right to inspect any facility on a periodic basis by providing GENBAND 7 days notice. GENBAND shall be permitted to keep a full Local Copy of all Source code except for the Highly Protected Source Code on its servers in the Clean Room environment for use in by GENBAND Personnel per the  Resticted Access Source Code process outlined here. Access to GENBAND’s Local Copy of the Source Code will be subject to individual user authentication methods and restriction levels.

ii)
A VPN connection to Supplier will be used for the purposes of transferring the Source Code to GENBAND, keeping the Local Copy current, remotely viewing the Highly Protected Source Code stored at Supplier’s facility, and to facilitate joint work on development, debugging, and other activities involving access to the Source Code or GENBAND’s derivative Source Code as needed. Access to the Highly Protected Source Code will be restricted to a selected set of GENBAND  Personnel. The set of people will be determined by GENBAND and shared with Supplier within 30 days of contract closure and prior to the release of Source Code to GENBAND. The list can be updated by GENBAND for good reason consistent with the principal of limiting the set of GENBAND Personnel  with access to Highly Protected Source Code as long as Supplier is notified in writing of the changes at the time of the update.

iii)
No Highly Protected Source Code can be carried out of this Clean Room for any purposes, and these limitations will be enforced by GENBAND per the procedures outlined in the Source Code Handling Procedural Document.

iv)	The purpose of access to the Highly Protected Source Code is to

(1)	Give GENBAND a chance to review the Highly Protected Source Code, and to balance the workload required to create a derivative works based on this code

(2)	As needed by GENBAND, to help understand or debug a problem in a derivative work or in the normal course of supporting Supplier’s products.

(3)
For the purposes of creating modifications for a derivative work. In this situation, only the people authorized for Highly Protected Source Code access will access the said source code in connection with performing the design work in connection with derivative works if such work is necessary.

v)
If the contract is terminated, there will be a reasonable and customary period (as defined elsewhere in the contract) where access to the Source Code is maintained to allow GENBAND to continue to support Supplier’s and derivative products that it has deployed. Supplier personnel shall have the right to supervise GENBAND Personnel in the Clean Room in a reasonable way should this situation arise along with a need to access the Highly Protected Source Code. For the avoidance of doubt, this principal does not supersede any rights that GENBAND has been granted under contract termination situations as defined elsewhere in the contract. This principal simply sets a basis for how ongoing support related to Source Code including the Highly Protected Source Code will be administered should this situation arise.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

vi)
To help GENBAND navigate in the Source Code, Supplier personnel may assist in an appropriate fashion including in the Clean Room environment if necessary. Supplier’s R&D assistance may be available upon request on a time and materials cost basis should it be required. At Supplier’s discretion, Supplier may not charge GENBAND for support in connection with product support troubleshooting or for moderate levels of support in connection with the creation of derivative products. It is expected that the VPN environment discussed above will be used to allow this to be done remotely by Supplier as appropriate.

f)	GENBAND Personnel will be allowed to use the Source Code in any facility around the world the complies with the requirements of the Source Code Confidentiality Agreement.

7.             Recipient acknowledges and agrees that the Source Code Confidential Information is exclusively owned by Discloser and/or its licensors, and nothing in this Exhibit I shall be construed as granting any property rights, by license or otherwise, to any Source Code Confidential Information disclosed pursuant to this Exhibit I, or to any present or future patent, copyright, trademark, or other intellectual property right based on such Source Code Confidential Information.  For the avoidance of doubt, the Discloser does grant the Recipient the right to use the intellectual property embodied in the Source Code as per the requirement in the Agreement for any purpose other than the creation, sales, and support of derivative products by GENBAND.

8.             Recipient shall indemnify and hold harmless Discloser against and from, and shall compensate and reimburse Discloser for, any damage, loss, claim, liability, or expense arising or resulting directly or indirectly from any unauthorized use or disclosure of any Source Code Confidential Information by Recipient or any authorized employee of the Recipient or any other breach of this Exhibit I by Recipient or any authorized employee of the Recipient.  Recipient acknowledges that money damages may not be a sufficient remedy for any breach of this Exhibit I by Recipient and that Discloser may suffer irreparable harm as a result of any such breach.  Accordingly, Discloser will also be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach or threatened breach of this Exhibit I.  The indemnification and equitable remedies referred to above may not be deemed to be the exclusive remedies for a breach of this Exhibit I, but rather will be in addition to all other remedies available at law or in equity to Discloser.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT J

SUPPLIER SUBCONTRACTORS

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[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.